Filed Pursuant to Rule 497
Registration No. 333-166302

PROSPECTUS

2,000,000 Shares

Full Circle Capital Corporation

Common Stock

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act,” prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We will be managed by Full Circle Advisors, LLC. Full Circle Service Company, LLC will provide the administrative services necessary for us to operate.

We were formed to continue and expand the business of Full Circle Partners, LP and Full Circle Fund, Ltd., which were formed in 2005 and 2007, respectively. As part of this continuation and expansion, we intend to invest primarily in asset-based senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries, with a specific focus on the media, communications and business services industries where we believe we have particular expertise and experience. In our lending activities, we intend to focus primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against our loan to help mitigate our risk of loss, and (ii) cash flow to cover debt service.

Immediately prior to the pricing of this offering, we will acquire a portfolio of investments from two existing private funds, Full Circle Partners, LP and Full Circle Fund, Ltd., which are managed by an affiliate of our investment adviser. The investments included in the acquired portfolio have a collective fair value of approximately $72.3 million as of June 30, 2010, as determined by our Board of Directors. In connection with our acquisition of that portfolio, we will issue an aggregate of approximately 4,191,416 shares of our common stock and issue approximately $3.4 million of senior unsecured notes to the current investors in Full Circle Partners, LP and Full Circle Fund, Ltd., which we refer to as our “Legacy Investors.” See “Full Circle Portfolio Acquisition.”

This is our initial public offering and our shares have no history of public trading. Our common stock has been approved for listing on the NASDAQ Capital Market under the symbol “FULL.”

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information will be available free of charge by contacting us by mail at 800 Westchester Ave., Suite S-620, Rye Brook, NY 10573, by telephone at (914) 220-6300 or on our website at http://www.fccapital.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 17 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$9.000	$18,000,000
Sales Load (Underwriting Discounts and Commissions)	$0.675	$1,350,000
Proceeds to Full Circle Capital Corporation (before expenses)(2)	$8.325	$16,650,000

(1)	We have granted the underwriters a 30-day option, which we refer to as the overallotment option, to purchase up to an additional 300,000 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the overallotment option is exercised in full, the total public offering price will be $20,700,000 and the total underwriting discounts and commissions (sales load) will be $1,552,500. Certain Legacy Investors will be entitled to the net proceeds, after underwriting discounts and commissions and offering-related expenses, we may receive from any exercise of the overallotment option, to satisfy our payment obligation under the asset purchase agreement to be executed prior to this offering (the “Subsequent Payment Obligation”). See “Full Circle Portfolio Acquisition” and “Underwriting.”
(2)	We estimate that we will incur approximately $850,000 in offering expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in Full Circle Capital Corporation.

The underwriters expect to deliver the shares on or about September 7, 2010.

Ladenburg Thalmann & Co. Inc.
Sole Bookrunning Manager

Maxim Group LLC	National Securities Corporation	Boenning and Scattergood Inc.

The date of this prospectus is August 31, 2010.

You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period.

FULL CIRCLE CAPITAL CORPORATION

Until September 25, 2010 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

Immediately prior to the pricing of this offering, we will acquire through a series of transactions a portfolio consisting of approximately $72.3 million of investments, which we refer to as the “Legacy Portfolio,” from two existing private funds, Full Circle Partners, LP and Full Circle Fund, Ltd., which we refer to collectively as the “Legacy Funds,” in exchange for an aggregate of approximately 4,191,416 shares of our common stock and $3.4 million of senior unsecured notes (the “Distribution Notes”) to be issued to the current investors in the Legacy Funds, which we refer to as the “Legacy Investors.” We will also assume approximately $27.5 million of outstanding debt from the Legacy Funds’ existing credit facilities, which we refer to as the “Legacy Credit Facilities,” in connection with our acquisition of the Legacy Portfolio and our entry into a new secured revolving credit facility with FCC, LLC d/b/a First Capital (“First Capital”), which we refer to as the “New Credit Facility.” We refer to this transaction in its entirety as the “Full Circle Portfolio Acquisition.” Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Full Circle Capital” refer to Full Circle Capital Corporation. In addition, the terms “Full Circle Advisors” or “investment adviser” refer to Full Circle Advisors, LLC, and “Full Circle Service Company” or the “administrator” refer to Full Circle Service Company, LLC.

In this prospectus, we use the term “smaller and lower middle-market” to refer to companies with annual revenues of between $3 million and $75 million.

Unless otherwise noted, the information contained in this prospectus assumes that the underwriters’ overallotment option is not exercised.

Full Circle Capital

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We will be managed by Full Circle Advisors. Full Circle Service Company will provide the administrative services necessary for us to operate.

We were formed to continue and expand the business of Full Circle Partners, LP and Full Circle Fund, Ltd., which were formed in 2005 and 2007, respectively. As part of this continuation and expansion, we intend to invest primarily in asset-based senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries, with a specific focus on the media, communications and business services industries where we believe we have particular expertise. In our lending activities, we intend to focus primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against our loan to help mitigate our risk of loss, and (ii) cash flow to cover debt service. We believe this provides us with a more attractive risk adjusted return profile, with greater principal protection and likelihood of repayment.

Our investments will generally range in size from $3 million to $10 million, similar to the investments in the Legacy Portfolio. However, we may make larger investments from time to time on an opportunistic basis, such as the Legacy Funds’ $15 million investment in First Capital Lotus Asset-Based Loan Fund I, LP (the “Lotus Fund”). We intend to focus primarily on senior secured loans and “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. Our stretch senior secured loans typically possess a greater advance rate against the borrower’s assets and cash flow, and accordingly carry a higher interest rate and/or greater equity participation, than traditional senior secured loans. We believe that having a first lien, senior secured position will provide us with greater control and security in the primary collateral of a borrower and will help mitigate risk against loss of principal should a borrower default. We may also invest in mezzanine, subordinated or unsecured loans. In addition, we may acquire equity or equity related interests from a borrower along with our debt investment. In addition, we may make stand-alone equity investments from time to time on an opportunistic basis, such as the Legacy Funds’ $15 million investment in limited partnership interests of the Lotus Fund. We will attempt to protect against risk of loss on our debt investments by securing our loans against a significant level of tangible or intangible assets of our borrowers, which may include accounts receivable and contracts for services, and obtaining a favorable loan-to-value ratio, and in many cases, securing other financial protections or credit enhancements, such as personal guarantees from the principals of our borrowers, make well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows of our borrowers. We believe this will allow us more options and greater likelihood of repayment from refinancing, asset sales of our borrowers and/or amortization.

Consistent with the approach taken by the Legacy Funds, we will generally seek to invest in smaller and lower middle-market companies in areas that we believe have been historically under-serviced, especially during the current credit crisis. These areas include industries that are outside the focus of mainstream institutions or investors due to required industry-specific knowledge or are too small to attract interest from larger investment funds or other financial institutions. Because we believe there are fewer banks and specialty finance companies focused on lending to these smaller and lower middle-market companies, we believe we can negotiate more favorable terms on our debt investments in these companies than those that would be available for debt investments in comparable larger, more mainstream borrowers. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection or greater equity grants than typical of other transactions. We will generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.

We may also apply for a small business investment company, or “SBIC,” license from the U.S. Small Business Administration, or “SBA.” We believe obtaining an SBIC license would be beneficial to our shareholders, as an SBIC license would allow us greater flexibility in pursuing investments in smaller and lower middle-market companies and would provide an attractive source of capital through the debt financing provided by the SBA. We can provide no assurance that we will apply for an SBIC license in the future or that if we do apply for an SBIC license, that we will be successful in obtaining an SBIC license.

Legacy Portfolio Acquisition

Immediately prior to the pricing of this offering, we will acquire the Legacy Portfolio from the Legacy Funds, which are managed by an affiliate of our investment adviser. The investments included in the Legacy Portfolio have a collective fair value of approximately $72.3 million as of June 30, 2010, as determined by our Board of Directors. In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 4,191,416 shares of our common stock and approximately $3.4 million of Distribution Notes to the Legacy Investors. We will also incur approximately $27.5 million of debt under our New Credit Facility in connection with the assumption of outstanding amounts under the Legacy Credit Facilities. All of the loans that constitute the Legacy Portfolio are performing as of June 30, 2010. See “Full Circle Portfolio Acquisition.”

As of June 30, 2010, the Legacy Portfolio had approximately $72.3 million of debt and equity investments, comprised of 17 portfolio companies, as adjusted to reflect the Legacy Funds’ redemption of $9 million of their collective partnership interests in the Lotus Fund in exchange for the purchase of loan participations in three investments, BLSCO Newco, Inc., Exist, Inc., and Miken Sales, Inc. prior to consummation of the Full Circle Portfolio Acquisition. In connection therewith, the redemption of the remaining $6 million in Lotus partnership interests has been rescheduled to July 31, 2014. We refer to these restructuring transactions, collectively, as the “Lotus Transaction.” The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately 12.1% as of June 30, 2010, as adjusted for the Lotus Transaction. Additional information regarding the Legacy Portfolio is set forth under the sections of the prospectus entitled “Portfolio Companies” and “Discussion of the Company’s Expected Operating Plans,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

Initial Distribution

On July 21, 2010, the Board of Directors of Full Circle Capital declared a distribution of $0.225 per share, to be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering, payable on October 15, 2010 to holders of record as of September 30, 2010. This distribution is contingent upon the completion of our initial public offering during the third quarter of 2010. Purchasers in this offering will be entitled to receive this distribution. We anticipate that the distribution will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the distribution may constitute a return of capital and investors in this offering will have purchased this distribution. The specific tax characteristics of our dividends and other distributions will be reported to shareholders after the end of each calendar year.

Recent Developments

Credit Facility

In June 2010, Full Circle Capital received a written commitment to enter into the New Credit Facility, a secured revolving credit facility with First Capital, which will become effective immediately prior to the Full Circle Portfolio Acquisition. The facility size will be $35 million and will expire in January 2012. Under the agreement, base rate borrowings bear interest at the London Interbank Offered Rate (“LIBOR”) plus 5.50%.

Recent Portfolio Activity

The Legacy Funds completed the Lotus Transaction immediately prior to the consummation of the Full Circle Portfolio Acquisition, resulting in (a) the redemption of $9 million of their collective partnership interests in the Lotus Fund in exchange for the purchase of loan participations in three investments, BLSCO Newco, Inc., Exist, Inc., and Miken Sales, Inc., and (b) rescheduling the full redemption of the remaining $6 million in Lotus Fund partnership interests to July 31, 2014.

On August 24, 2010, our Board of Directors determined that the fair value of Full Circle’s warrants in VaultLogix, LLC had decreased from $310,976 to $56,147 as a result of dilution in Full Circle’s indirect equity ownership percentage.

About Full Circle Advisors

We will be managed by Full Circle Advisors, whose investment team members have an average of nearly 22 years of experience financing and investing in smaller and lower middle-market companies. Full Circle Advisors’ investment team also presently manages Full Circle Funding, LP, a specialty lender serving smaller and lower middle-market companies that has originated approximately $216 million in loans and investments in 42 distinct borrowers since its inception in 2005. The existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, have been fully committed and are no longer making investments, and are expected to be wound down as their remaining investments mature.

We expect to benefit from the proven ability of our investment adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our investment adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by John E. Stuart, our Chief Executive Officer and President and the manager of Full Circle Advisors. Mr. Stuart is assisted by Stephen J. Healey, who serves as a Vice President of Full Circle Advisors. We consider Messrs. Stuart and Healey to be Full Circle Advisors’ investment team.

Business Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We have adopted the following business strategies to achieve our investment objective:

•	Deliver Flexible Financing Solutions. We believe our ability to provide a broad range of flexible debt financing solutions to smaller and lower middle-market companies sets us apart from other capital providers. We intend to offer to our portfolio companies debt financing facilities that, combined with our ability to recognize the underlying value and security of diverse types of traditional and non-traditional asset based collateral, we believe will allow us to provide flexible facilities to fit the capital requirements of each borrower. We believe that our focus on providing senior secured and stretch senior loans provides a more efficient and less complicated capital structure and source of capital for borrowers. We also believe that it maximizes our control of and exposure to asset-based collateral coverage as security for our loans, thereby greatly reducing our risk of possible losses due to deterioration in a borrower’s performance.
•	Focus on Smaller and Lower Middle-Market Companies. We generally intend to provide capital to our portfolio companies for growth capital, acquisition financing and refinancing of existing debt facilities. We believe our target portfolio companies will generally be involved in industries or markets that are under-followed or serviced because they are either less visible to mainstream institutions or investors, or are too small or localized for larger financial institutions or larger funds, particularly those that lack the requisite industry-specific knowledge and expertise. We believe there have historically been fewer banks and finance companies focused on lending to these types of smaller and lower middle-market companies. As a result, we believe we can negotiate terms on loans to these types of companies that generally possess better risk-adjusted return profiles than terms on loans to larger, more mainstream companies. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of transactions involving larger companies. We will generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.
•	Focus on Asset-Based Lending and Structuring of Investments to Minimize Risk of Loss. We will seek to structure our loan investments on a favorable loan to value, or “LTV,” exposure based on underlying collateral or enterprise value with high cash yields, cash origination fees, low leverage levels and strong investment protections. We will generally seek to protect against risk of loss on our debt investments by securing our loans against a significant level of tangible or intangible assets of our borrowers, obtaining a favorable LTV ratio or other financial protections or credit enhancements, rather than lending predominantly against anticipated cash flows of borrowers. We believe this will provide us with more options and a greater likelihood of repayment from both cash flow and/or asset sales.
•	Structure Loans with Superior Security and Asset Protection. Our loan instruments and documentation will focus on favorable lender protections with security over the collateral, financial and other covenants and rigorous reporting requirements on behalf of our borrowers. We will monitor covenant and other loan compliance on a monthly and quarterly basis and personnel from our investment adviser will perform periodic field exams at the borrower level. We intend to utilize both term debt and revolving loan structures and, accordingly, will often seek to maintain control of our borrowers’ cash receipts from revenues as additional security for our positions. As of June 30, 2010, the Legacy Funds had lockbox or dominion of cash, or account control agreements, on over 92%, 92% and 91% of the borrowers in the Legacy Portfolio, as adjusted for the Lotus Transaction, as calculated by principal amount, fair value and quarterly revenue, respectively. We will assume these agreements from the Legacy Funds in connection with our acquisition of the Legacy Portfolio. In addition, we may seek credit enhancements, such as personal guarantees from a borrower’s principal owners or “make well” features to provide us with additional equity in the event of underperformance. We may also seek a pledge of stock or other assets from a borrower or its operating subsidiaries.
•	Pursue Attractive Risk Adjusted Returns. As of June 30, 2010, the weighted average annualized yield of the debt investments comprising the Legacy Portfolio was approximately 12.1%, which includes a cash component of approximately 11.7%, as adjusted for the Lotus Transaction. The 16 debt investments included in the Legacy Portfolio averaged a LTV ratio of approximately 51% as of June 30, 2010 (i.e., each $51 of loan value outstanding is secured by $100 of collateral value), as adjusted for the Lotus Transaction. Although it is subject to fluctuation, we believe this LTV ratio, which measures the aggregate amount of our loan positions against the aggregate amount of primary collateral value pledged by our borrowers as security against our loans, reflects the relative strength of the debt investments comprising the Legacy Portfolio. In addition, as of June 30, 2010, these same positions averaged a senior and pari passu debt to EBITDA multiple of approximately 3.49x, as adjusted for the Lotus Transaction. Finally, our debt investments are designed to have strong protections beyond repayment from cash flow and asset liquidation coverage, including default penalties, information rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe this level of collateral protection helps minimize against the risk of loss, even if a loan goes into default.
•	Leveraging the Skill, Experience and Resources of Full Circle Advisors’ Investment Team. Full Circle Advisors’ investment team members have an average of nearly 22 years of experience financing and investing in smaller and lower middle-market companies. The investment team members have broad investment and operational backgrounds, with prior experience at specialty finance companies, investment management firms, private equity investment funds, investment banks and other financial services companies. We believe their expertise in analyzing, valuing, structuring, negotiating, closing, monitoring and restructuring transactions should provide us with a competitive advantage by allowing us to consider customized financing solutions and non-traditional and complex structures. We believe this experience should also be valuable when we have to work with stressed and distressed credits.
•	Balanced Investing Across Industries with Expertise. While we will seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets, we intend to focus our investing activities on certain areas that we believe maintain favorable asset coverage positions, including the media, communications and business services industries. We believe that the stable, long term asset values that may be found in the media, communications and business services industries can provide us with significant collateral protection on our loans, in contrast to taking some of the risks of repayment attendant to relying exclusively on a borrower’s current cash flows. As we invest the proceeds of this offering, we intend to seek to maintain a more balanced portfolio, compared to the Legacy Portfolio, to mitigate the potential effects of negative economic events for particular companies, regions and industries.
•	Capitalize on Strong Transaction Sourcing Network. Our investment adviser’s investment team will seek to leverage their extensive network of referral sources for investments in smaller and lower middle-market companies. We believe through their prior investment experience, the investment team members have collectively developed a reputation in our target market and in the industries in which we intend to invest as a responsive, efficient and reliable source of flexible financing.
•	Employ Disciplined Underwriting Policies and Rigorous Portfolio Management. We intend to directly originate most of our investments, which, in our experience, will generally allow us to pursue a more rigorous due diligence examination of the investments than if we invest as part of a lending syndicate led by others. Our investment adviser’s investment team has developed an extensive underwriting due diligence process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In underwriting a potential borrower, they will engage in a variety of quantitative and qualitative stress tests, and analyze our ability to successfully liquidate a favorable collateral package underlying a loan in the event of default. These processes continue during the portfolio monitoring process, when our investment adviser will analyze monthly and/or quarterly financial statements versus the previous periods and year, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of borrowers.

Market Opportunity

We believe that the current credit environment provides favorable opportunities to achieve attractive risk-adjusted returns on the types of asset-based senior secured loans we intend to target. In particular, we believe that demand for financing from smaller to lower middle-market companies is largely outpacing the availability of lenders that have traditionally served this market. We believe that bank consolidations, the failure of a number of alternative lending vehicles due to poor underwriting practices and an overall tightening of underwriting standards has significantly reduced the number and activity level of potential lenders.

Between March 2009 and March 2010, the number of FDIC insured commercial lenders decreased by approximately 6.94%, with the amount of total loans issued by these lenders decreasing from $4.158 trillion to $3.064 trillion, according to FDIC reports. In addition, media reports have indicated that the 22 banks that got the most help from the U.S. Treasury’s bailout programs decreased their small business lending by $12.5 billion collectively between April 2009 and January 2010. We believe that the remaining larger, traditional lenders and large, private investment pools are focusing on larger investment transaction sizes and as a result the smaller to lower middle-market companies we intend to target are unable to access sufficient financing. We believe that in the current environment, it is possible to originate and refinance investments with higher returns achieved through increased interest rates, equity participation and loan fees at lower risk points, compared to those available in 2007 and 2008. We believe that many lenders have been hurt by loans underwritten prior to the current economic recession at high debt multiples, and as a result the debt multiples have contracted. The average debt multiples for middle-market loans to businesses with EBITDA of less than $50 million, including second lien and subordinated debt, have decreased from a peak of 4.8x in 2007 to 4.2x in the first half of 2009. We believe these lower debt multiples provide for lower risk as there is more cushion between the value of the company and the amount of debt the borrowing company holds.

Thus we believe that the current credit markets combined with certain long term trends associated with lending to smaller and lower middle-market companies provide the ideal market environment.

•	Competitive Edge and Skill Set. Our core strength of providing efficient and flexible lending solutions to smaller and lower middle-market companies requires a market approach and skill set that we believe is generally not found in larger or more localized regional lenders. We believe that many of the companies we intend to target are in industries that are less visible or too specialized for larger mainstream institutions or investors, or require too little funding or are too localized for larger financial institutions to consider, particularly where those institutions lack the requisite industry-specific knowledge and expertise. During the period 1992 to 2009, loan composition for banks sized $1 billion to $10 billion in assets showed a decline of commercial and industrial loans from 25% to 17% while real estate lending grew from 42% to 72%. Accordingly, we believe that many potential competitive lenders lack the personnel or lending experience required to address the very strong market demand for commercial and industrial lending. We believe our strengths include the ability to originate, underwrite and manage a more labor intensive portfolio consisting of debt investments in smaller companies, and to operate underwriting, due diligence and loan portfolio management activities singularly focused on these types of companies.
•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has long been a combination of demand for capital and an underserved market for capital addressing smaller and lower middle-market borrowers. We believe there is robust demand for continued growth capital as well as demand from very significant refinancing requirements of many borrowers as debt facilities come due, given the lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
º	larger lenders exiting this market to focus on larger investment opportunities which are more appropriate for their operating cost structures;
º	the elimination of many specialized lenders from the market due to lack of capital as a result of, for instance, the closing off of the securitization market or their own poor performance; and
º	the need for certain capital providers to reduce lending activities due to their reduced access to capital and the overall deleveraging of the financial market.

With the decreased availability of debt capital for smaller to lower middle-market borrowers, combined with the significant demand for refinancing, we believe there should be increased lending opportunities for us.

•	More Conservative Deal Structures. As a result of the current credit crisis, we believe lenders are mandating less leverage, more equity and tighter loan covenants than what had previously been customary. We believe that lower purchase prices for assets and lower debt multiples, combined with greater equity cushions beneath loans, will allow for greater cash flow for debt service, creating faster loan repayments despite overall higher debt costs to borrowers. We believe this aspect provides considerable cushion against underperformance and default of borrowers as well as faster de-risking of loan positions as credit statistics improve over the term of the loan facilities.
•	Attractive Return Profile. We believe the reduced access to, and reduced availability of, debt capital has decreased competition in smaller to lower middle-market lending which had already become less competitive and more fragmented prior to the credit crisis, resulting in a better market for loan pricing. We believe that the withdrawal of many traditional senior lenders from the market, combined with reduced advance rates and leverage levels, allows for stretch senior lenders to charge rates that typically reflect mezzanine or subordinated structures for entire facilities, while maintaining first lien senior secured positions over the loan collateral provided by the borrowers. Our investment adviser’s investment team has experienced this attractive return environment since the onset of the credit crisis in the second half of 2008, when transactions originated by them saw increased returns from interest and fees charged, as well as more meaningful warrant participations.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Full Circle Capital involves other risks, including the following:

•	We have no operating history as a business development company;
•	We are dependent upon Full Circle Advisors’ investment team for our future success;
•	We operate in a highly competitive market for investment opportunities;
•	Our incentive fee structure and the formula for calculating the management fee may incentivize Full Circle Advisors to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from delevering when it would otherwise be appropriate to do so;
•	A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings;
•	Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments;
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated;
•	Investing in smaller and lower middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect;
•	The lack of liquidity in our investments may adversely affect our business;
•	An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;
•	We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us;
•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;
•	There will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•	We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, which would have a material adverse effect on our financial performance;
•	Shares of closed-end management investment companies, including business development companies, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share;
•	Our common stock price may be volatile and may decrease substantially;
•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time;
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock; and
•	Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See “Risk Factors” beginning on page 17, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

Full Circle Capital is a newly-formed Maryland corporation that is an externally managed, non-diversified closed-end management investment company which intends to elect to be treated as a business development company under the 1940 Act prior to consummation of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by Full Circle Advisors and supervised by our Board of Directors. Full Circle Advisors is an investment adviser that intends to register under the Investment Advisers Act of 1940, as amended, or the Advisers Act, prior to consummation of this offering. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Full Circle Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse Full Circle Service Company for our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Both Full Circle Advisors and Full Circle Service Company are controlled by John E. Stuart, our President and Chief Executive Officer.

Our Corporate Information

Our offices are located at 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573, and our telephone number is (914) 220-6300.

THE OFFERING

Common Stock Offered by Us
2,000,000 shares, plus an estimated 300,000 shares issuable pursuant to the overallotment option granted to the underwriters.
Common Stock to be Outstanding After this Offering
Approximately 6,191,416 shares (including approximately 4,191,416 shares to be issued to the Legacy Investors in connection with the Full Circle Portfolio Acquisition), assuming the overallotment option is not exercised, or approximately 6,191,416 shares (including 3,891,416 shares to be issued to the Legacy Investors in connection with the Full Circle Portfolio Acquisition), assuming the overallotment option is exercised in full.
Use of Proceeds
Our net proceeds from this offering will be approximately $15,800,000. We plan to use the net proceeds of this offering to temporarily reduce outstanding borrowings under the New Credit Facility, including amounts borrowed in connection with the assumption of the debt outstanding under the Legacy Credit Facilities. The entire amount of the net proceeds we receive from this offering may be used for this purpose. Amounts remaining, if any, will be used for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. To the extent borrowings under the New Credit Facility are reduced, we expect such funds to be available to be drawn down to fund future investments, subject to satisfaction of the conditions of the New Credit Facility. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. Certain Legacy Investors will be entitled to the net proceeds, after underwriting discounts and commissions and offering-related expenses, we may receive from any exercise of the overallotment option, to satisfy the Subsequent Payment Obligation in accordance with the asset purchase agreement relating to the Full Circle Portfolio Acquisition (the “Asset Purchase Agreement”). This amount is estimated to be approximately $2.47 million, representing gross proceeds to Legacy Investors of approximately $2.70 million less underwriting discounts and commissions and offering-related expenses of approximately $0.23 million, if the overallotment option is exercised in full. See “Full Circle Portfolio Acquisition” and “Use of Proceeds.”
Proposed NASDAQ Capital Market symbol
We have been approved to have our common stock listed on the NASDAQ Capital Market under the symbol “FULL.”
Distributions
Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends or other distributions to our stockholders will be declared out of assets legally available for distribution. On July 21, 2010, the Board of Directors of Full Circle Capital declared a distribution of $0.225 per share, to be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering, payable on October 15, 2010 to holders of record as of September 30, 2010. This distribution is contingent upon the completion of our initial public offering during the third quarter of 2010. Purchasers in this offering will be entitled to receive this distribution. We anticipate that the distribution will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to shareholders after the end of each calendar year.
Lock-up Agreements
Each of the Legacy Investors and each of our directors and officers has agreed that they will not, without the prior written consent of Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge shares or securities convertible into or exchangeable for shares for a period of 180 days from the date of this offering with respect to 50% of shares of common stock they hold immediately prior to this offering, for a period of 270 days from the date of this offering with respect to 25% of shares of common stock they hold immediately prior to this offering and for a period of 360 days from the date of this offering with respect to 25% of shares of common stock they hold immediately prior to this offering, provided, however, that Full Circle Capital may issue and sell shares pursuant to our dividend reinvestment plan. Any shares issued in satisfaction of the Subsequent Payment Obligation will be subject to similar lock-up restrictions. Full Circle Capital has also agreed that it will not, without the prior written consent of

Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge shares or securities convertible into or exchangeable for shares for a period of 180 days from the date of this Prospectus. Ladenburg Thalmann & Co. Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.
Taxation
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Fees
We will pay Full Circle Advisors a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which includes any borrowings for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Full Circle Advisors has agreed to waive any portion of the base management fee that exceeds 1.50% of Full Circle Capital’s gross assets until the first anniversary of the date of this prospectus. See “Investment Advisory Agreement.”
Administration Agreement
We will reimburse Full Circle Service Company for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse Full Circle Service Company for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff. See “Administration Agreement.”
Leverage
We may borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. In June 2010, we received a written commitment to enter into the New Credit Facility, a secured revolving credit facility with First Capital, which will become effective immediately prior to the Full Circle Portfolio Acquisition. The facility size will be $35 million, which is the maximum amount we may borrow thereunder, and will expire in January 2012. We will incur approximately $27.5 million of debt under the New Credit Facility in connection with the assumption of outstanding amounts under the Legacy Credit Facilities. See “Full Circle Portfolio Acquisition.” The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Full Circle Advisors, will be borne by our common stockholders. Under the 1940 act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 200% immediately after each such borrowing. See “Regulation as a Business Development Company.”
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
License Agreement
We have entered into a license agreement with Full Circle Advisors, pursuant to which Full Circle Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Full Circle.” See “License Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”
Available Information
After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (800) 732-0330. This information will also be available free of charge by contacting us at Full Circle Capital Corporation, 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573, by telephone at (914) 220-6300, or on our website at http://www.fccapital.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Full Circle Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Full Circle Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.5	%(1)
Offering expenses borne by us (as a percentage of offering price)	4.7	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	12.2%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.25	%(4)
Incentive fees payable under our investment advisory agreement	2.50	%(5)
Interest payments on borrowed funds	2.94	%(6)
Other expenses	2.26	%(7)
Acquired fund fees and expenses	0.13	%(8)
Total annual expenses	10.08%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$207.80	$349.73	$481.69	$772.39

(1)	The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $850,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Assumes the completion of the Full Circle Portfolio Acquisition. The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee of 1.75% under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Full Circle Capital, including those acquired using borrowings for investment purposes. As a result, our use of leverage has the effect of increasing our base management fee as a percentage of our net assets. Full Circle Advisors has agreed to waive any portion of the base management fee that exceeds 1.50% of Full Circle Capital’s gross assets until the first anniversary of the date of this prospectus. See “Investment Advisory Agreement.”
(5)	Reflects the estimated annual incentive fees payable to our investment adviser, Full Circle Advisors, assuming full performance of the Legacy Portfolio and that no incentive fees are payable on realized capital gains. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within six to nine months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions, although we may use an amount up to the total net proceeds we receive from this offering for the temporary reduction of debt outstanding under the New Credit Facility. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is paid to our investment adviser).

The second part of the incentive fee equals 20.0% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2010. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”

(6)	In addition to issuing Distribution Notes and entering into the New Credit Facility in connection with the Full Circle Portfolio Acquisition, we may also borrow additional funds to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. See “Discussion of the Company’s Expected Operating Plans — Credit Facility” and “— Distribution Notes.” We do not currently anticipate issuing any preferred stock. The costs associated with any borrowing will be indirectly borne by our stockholders. In contrast, holders of our debt securities or preferred stock, if any, will generally not be required to indirectly bear the costs of such borrowings, or any of our other annual expenses, including advisory fees. For purposes of this section, we have assumed that the Distribution Notes remain outstanding and that we will borrow for investment purposes an additional amount equal to 33.33% of our gross assets (including such borrowed funds) and that the annual interest rate on the borrowed amount equals 5.875%, the current interest rate payable under the New Credit Facility. The above calculation reflects our estimated cost of leverage for the year following our initial public offering, including the Distribution Notes and borrowings under the New Credit Facility.
(7)	“Other expenses” are $1.31 million for the first full year of operations. This amount is comprised of $.15 million of estimated formational and organizational expenses, which are non-recurring, and $1.16 million of estimated operating expenses, as adjusted to reflect the fact that Full Circle Advisors has agreed to reimburse us for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of our net assets for the first twelve months following the completion of this offering. Absent Full Circle Advisors’ agreement to reimburse certain operating expenses in excess of 2% of our net assets, such expenses would be approximately $1.98 million, or approximately 3% of our net assets.
(8)	We expect to hold up to $6 million of limited partnership interests in the Lotus Fund subsequent to completion of this offering. As such, the “Acquired fund fees and expenses” amount reflects the estimated fees and expenses we expect that we will pay to the Lotus Fund during our first year of operations after the completion of this offering.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. This illustration assumes that we will realize only capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient investment income from our investments to trigger the income portion of the incentive fee, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of $1.35 million. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we will invest. As a result, we will value these securities quarterly at fair value based on input from management, a third party independent valuation firm and our audit committee, with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations will depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital, which will depend, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment team will also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

We will compete for investments with other business development companies and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us, including from federal government agencies through federal rescue programs such as the U.S. Department of Treasury’s Financial Stability Plan (formerly known as the Troubled Asset Relief Program). In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in smaller and lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company. We believe that certain of our competitors will make first and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies.

We will be dependent upon Full Circle Advisors’ key personnel for our future success.

We will depend on the diligence, skill and network of business contacts of John E. Stuart, who will serve as the sole initial member of the investment committee of Full Circle Advisors, and who will lead Full Circle Advisors’ investment team. Mr. Stuart, together with the other dedicated senior investment professionals available to Full Circle Advisors, will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of Mr. Stuart and the other senior investment professionals available to Full Circle Advisors. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Mr. Stuart or any other such individual to terminate his relationship with us. The loss of Mr. Stuart or any of the other senior investment professionals who will serve on Full Circle Advisors’ investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Full Circle Advisors will continue indefinitely as our investment adviser.

The members of Full Circle Advisors’ investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Mr. Stuart will dedicate a significant portion of his time to the activities of Full Circle Capital; however, he may be engaged in other business activities which could divert his time and attention in the future.

Our success will depend on the ability of Full Circle Advisors to attract and retain qualified personnel in a competitive environment.

Our growth will require that Full Circle Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than it will have.

There are significant potential conflicts of interest which could impact our investment returns.

Full Circle Advisors’ investment team presently manages Full Circle Funding, LP, a specialty lender serving smaller and lower middle-market companies that has originated approximately $216 million in loans and investments in 42 distinct borrowers since its inception in 2005. In addition, our executive officers and directors, as well as the current and future members of our investment adviser, Full Circle Advisors, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Although the existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, are no longer making investments, any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Full Circle Advisors may face conflicts in allocating investment opportunities between us and such other entities. Although Full Circle Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Full Circle Advisors identifies an investment, it will be forced to choose which investment fund should make the investment, although we would expect Full Circle Advisors to implement an allocation policy to ensure the equitable distribution of such investment opportunities consistent with the requirements of the 1940 Act.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the course of our investing activities, we will pay management and incentive fees to Full Circle Advisors and reimburse Full Circle Advisors for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Full Circle Advisors will have interests that differ from those of our stockholders, giving rise to a conflict. Full Circle Advisors will not be reimbursed for any performance-related compensation for its employees.

We will enter into a royalty-free license agreement with our investment adviser, pursuant to which Full Circle Advisors will grant us a non-exclusive royalty-free license to use the name “Full Circle.” Under the license agreement, we will have the right to use the “Full Circle” name for so long as Full Circle Advisors or one of its affiliates remains our investment adviser. In addition, we will pay Full Circle Service Company, an affiliate of Full Circle Advisors, our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Our incentive fee structure and the formula for calculating the management fee may incentivize Full Circle Advisors to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from delevering when it would otherwise be appropriate to do so.

The incentive fee payable by us to Full Circle Advisors may create an incentive for Full Circle Advisors to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser will be calculated based on a percentage of our return on invested capital. In addition, our base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage our investment adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce Full Circle Advisors to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, will include accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage Full Circle Advisors to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Full Circle Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Full Circle Advisors as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with Full Circle Advisors, any general increase in interest rates will likely have the effect of making it easier for Full Circle Advisors to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

Our investment adviser will have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser will have the right, under the Investment Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We will have no operating history as a business development company.

As a result of our lack of operating history as a business development company, we will be subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by Mr. Stuart while he was employed at prior positions.

Although in the past Mr. Stuart held senior positions at a number of investment firms, including Full Circle Funding, LP, his track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by prior vehicles managed by Mr. Stuart, including the Legacy Funds.

The Legacy Portfolio represents only a portion of the investments of the Legacy Funds and the performance of the investments in the Legacy Portfolio may not be indicative of our investment adviser’s future performance in managing our overall portfolio.

The portfolio investments that comprise the Legacy Portfolio represent only a portion of the total portfolio investments of the Legacy Funds. As a result, you should not place undue reliance on the fact that the investments included in the Legacy Portfolio are currently performing. Specifically, the Legacy Funds have historically suffered some defaults and losses on certain of their portfolio investments, including defaults unrelated to the satisfaction of payment obligations in certain Legacy Portfolio investments. There can be no assurance that the investments comprising the Legacy Portfolio, as well as additional investments we may make subsequent to completion of this offering, will not suffer similar or more frequent defaults and losses in the future. In addition, the investments comprising the Legacy Portfolio were selected in part as a result of their performance and risk characteristics, and should not be viewed as an indicator of either the overall performance of the Legacy Funds or the prospective performance of our portfolio in the future. You should also be aware that, because the Legacy Portfolio will be leveraged at the time we acquire it, any inaccuracies in our determination of fair value of the Legacy Portfolio will be magnified relative to a non-leveraged portfolio.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to qualify as a business development company under the 1940 Act prior to consummation of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. We will issue approximately $3.4 million of Distribution Notes in connection with the Full Circle Portfolio Acquisition. In addition, upon consummation of this offering, we will have approximately $11.7 million outstanding and an additional $23.3 million of borrowing available under the New Credit Facility with First Capital, assuming the use of the net proceeds of this offering for the repayment of amounts outstanding thereunder. See “Description of Securities — Debt.” If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of Full Circle Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Full Circle Advisors, will be payable based on our gross assets, including those assets acquired through the use of leverage, Full Circle Advisors will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Full Circle Advisors.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, the New Credit Facility and Distribution Notes will impose, and any other debt facility into which we may enter would likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will issue approximately $3.4 million of Distribution Notes in connection with the Full Circle Portfolio Acquisition. In addition, upon consummation of this offering, we will have approximately $11.7 million outstanding and an additional $23.3 million of borrowing available under the New Credit Facility with First Capital, assuming the use of the net proceeds of this offering for the repayment of amounts outstanding thereunder. See “Description of Securities — Debt.”

The material financial terms of the Distribution Notes and the New Credit Facility are as follows:

	Distribution Notes		New Credit Facility
Estimated Principal Amount Outstanding After This Offering	$3.4 million(1)		$11.7 million(2)
Interest Rate	8%		LIBOR + 5.50%
Maturity Date	3.5 years from issuance date	(3)	January 2012

(1)	Reflects estimated total principal amount of Distribution Notes to be outstanding subsequent to completion of this offering.
(2)	Reflects total amount of borrowings estimated to be outstanding after completion of this offering, assuming the use of the net proceeds of this offering for the repayment of amounts outstanding thereunder.
(3)	Subject to redemption by us at our election.

The Distribution Notes contain certain terms that may be more favorable to us than we would otherwise be able to obtain from other senior unsecured lenders. As a result, we may be required to incur leverage equal to the amount of the Distribution Notes on less favorable terms to us in order to repay the Distribution Notes upon their maturity, to the extent we do not have sufficient available cash on hand at that time.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors will be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors will be authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors will have the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2010 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual “payment-in-kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under a recently issued IRS revenue procedure, up to 90% of any such taxable dividend for taxable years ending prior to 2012 could be payable in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the Securities and Exchange Commission.

An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a business development company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw on our credit facilities. For example, we cannot be certain that we will be able to renew our credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to renew or replace such facilities and consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we are unable to repay amounts outstanding under such facilities and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our investments are very risky and highly speculative, and the smaller and lower middle-market companies we intend to target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.  Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments.  When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in smaller and lower middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Investing in smaller and lower middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

Our portfolio will consist primarily of debt and equity investments in privately owned smaller and lower middle-market companies. Investing in smaller and lower middle-market companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these smaller and lower middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse affect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Most of the loans in which we invest are not structured to fully amortize during their lifetime. Accordingly, if a borrower has not previously pre-paid its loan to us, a significant portion of the principal amount due on such a loan may be due at maturity. As of June 30, 2010, approximately 97.66% of debt instruments in the Legacy Portfolio, on a fair value basis, will not fully amortize prior to maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require Full Circle Capital to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive Full Circle Capital from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Full Circle Advisors’ investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured term debt issued by smaller and lower middle-market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

We are currently in a period of capital markets disruption and recession and we do not expect these conditions to improve in the near future.

The U.S. capital markets have been experiencing extreme volatility and disruption for more than 2 years and the U.S. economy is currently in a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

The current economic recession could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to the current recession and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The current adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. The current recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

The lack of liquidity in our investments may adversely affect our business.

We invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

While we will acquire the Legacy Portfolio in connection with this offering, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to business development company requirements that would prevent such follow-on investments, or the follow-on investment would affect our RIC tax status.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may hold a limited number of portfolio companies. For example, the 5 largest investments in the Legacy Portfolio as of June 30, 2010 represented 51% of the fair value of the Legacy Portfolio, as adjusted for the Lotus Transaction. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize.

As of June 30, 2010, our investments in the business services industry (such as companies that provide services related to data and information, information retrieval or asset recovery) represented approximately 29% of the fair value of the Legacy Portfolio, our investments in the communications industry (such as companies that perform residential security alarm monitoring or provide digital video satellite and broadband service to multiple dwelling units) represented approximately 26% of the fair value of the Legacy Portfolio, and our investments in the media industry (such as outdoor advertising or radio broadcasting companies) represented approximately 20% of the fair value of the Legacy Portfolio. In addition, we may from time to time invest a relatively significant percentage of our portfolio in industries we do not necessarily target, such as the finance/lending industry, represented by our investment in the Lotus Fund and one additional investment, which comprised approximately 10% of the Legacy Portfolio as of June 30, 2010, as adjusted for the Lotus Transaction. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we generally will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay the facility, depending on future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock. The Legacy Funds have historically experienced only limited prepayments since their inception.

Because we intend to use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

Because we intend to borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with the Legacy Portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We will issue approximately $3.4 million of Distribution Notes in connection with the Full Circle Portfolio Acquisition. In addition, upon consummation of this offering, we will have approximately $11.7 million outstanding and an additional $23.3 million of borrowing available under the New Credit Facility with First Capital, assuming the use of the net proceeds of this offering for the repayment of amounts outstanding thereunder. See “Description of Securities — Debt.”

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates possible investments in debt securities of foreign companies. Our investment adviser does not have significant experience with investments in foreign securities and did not acquire such investments to any significant extent in connection with its management of the Legacy Portfolio. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to This Offering

Prior to our initial public offering, there will be no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following our initial public offering.

Before our initial public offering, there will be no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after our initial public offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of closed-end management investment companies, including business development companies, have in the past frequently traded at discounts to their net asset values, regardless of sales load, underwriting discounts, and offering expenses, and our stock may also be discounted in the market. This characteristic of closed-end management investment companies, including business development companies, is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies, including business development companies, may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after our initial public offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of Full Circle Advisors’ key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Prior to the Full Circle Portfolio Acquisition and after the Legacy Portfolio is valued for such, the value of the Legacy Portfolio may decrease.

If the value of the Legacy Portfolio decreases after it is valued for the Full Circle Portfolio Acquisition, but prior to the Full Circle Portfolio Acquisition, Legacy Investors will acquire a relatively greater portion of the shares of Full Circle Capital than if the Legacy Portfolio was accurately valued at the time of the Full Circle Portfolio Acquisition. In turn, a related write-down would reduce our net assets after completion of this offering.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of our initial public offering will be invested in accordance with our investment objective within six to nine months after the completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of our initial public offering and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of our initial public offering and may use the net proceeds from our initial public offering in ways with which you may not agree, or for purposes other than those contemplated at the time of our initial public offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Full Circle Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the common stock to be issued to our officers, directors and the Legacy Investors, representing approximately 4,191,416 shares, or approximately 68% of our total outstanding shares subsequent to completion of this offering (assuming no exercise of the over-allotment option), will be subject to lock-up periods of at least 180 days. In the event the over-allotment option is exercised, approximately 3,891,416 shares to be issued to our officers, directors and the Legacy Investors, or approximately 63% of our total outstanding shares subsequent to completion of this offering, will be subject to lock-up periods of at least 180 days. Upon expiration of these lock-up periods, or earlier upon the consent of Ladenburg Thalmann & Co. Inc., such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We will receive no proceeds from any exercise of the over-allotment option granted to the underwriters in connection with this offering, and accordingly, the net proceeds we receive from this offering may be reduced.

We will receive no proceeds in the event the over-allotment option is exercised. As a result, we may have less net proceeds available for investment purposes than we otherwise would have if we were not obligated to distribute the net proceeds of any exercise of the over-allotment option to the Legacy Investors. In addition, certain Legacy Investors will receive net proceeds of approximately $8.24 per share upon exercise of the over-allotment option, which will reflect an immediate loss of approximately $1.66 per share from our estimated pro forma net asset value per share immediately following consummation of the Full Circle Portfolio Acquisition.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Full Circle Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 2,000,000 shares of our common stock in this offering will be approximately $15,800,000, after deducting the underwriting discounts and commissions of approximately $1.35 million and estimated offering expenses of approximately $850,000 payable by us. Certain Legacy Investors will be entitled to the net proceeds, after underwriting discounts and commissions and offering-related expenses, we may receive from any exercise of the overallotment option, to satisfy the Subsequent Payment Obligation in accordance with the Asset Purchase Agreement relating to the Full Circle Portfolio Acquisition. If the overallotment option is exercised in full, we expect to receive total gross proceeds of approximately $2.70 million, which would result in total net proceeds of approximately $2.47 million after deducting underwriting discounts and commissions and offering-related expenses of approximately $0.23 million, of which we expect to pay the entire amount to Legacy Investors under the Subsequent Payment Obligation. See “Full Circle Portfolio Acquisition.”

We plan to use the net proceeds of this offering to temporarily reduce outstanding borrowings under the New Credit Facility, including amounts borrowed in connection with the assumption of the debt outstanding under the Legacy Credit Facilities. The entire amount of the net proceeds we receive from this offering may be used for this purpose. Amounts remaining, if any, will be used for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. To the extent borrowings under the New Credit Facility are reduced, we expect such funds to be available to be drawn down to fund future investments, subject to satisfaction of the conditions of the New Credit Facility. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends or other distributions to our stockholders will be declared out of assets legally available for distribution. On July 21, 2010, the Board of Directors of Full Circle Capital declared a distribution of $0.225 per share, to be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering, payable on October 15, 2010 to holders of record as of September 30, 2010. This distribution is contingent upon the completion of our initial public offering during the third quarter of 2010. Purchasers in this offering will be entitled to receive this distribution. We anticipate that the distribution will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the distribution may constitute a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to shareholders after the end of each calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code beginning with our 2010 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

CAPITALIZATION

The following table sets forth:

•	our cash and capitalization as of June 30, 2010, as adjusted to reflect the Full Circle Portfolio Acquisition; and
•	our cash and capitalization as of June 30, 2010, as adjusted to reflect the Full Circle Portfolio Acquisition and the sale of our common stock in this offering, after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable out of the proceeds of this offering.

	As of June 30, 2010
	As Adjusted to Reflect the Full Circle Portfolio Acquisition	As Adjusted to Reflect the Full Circle Portfolio Acquisition and this Offering
	(in thousands)	(in thousands)
Assets:
Cash	$1	$1
Gross assets	$72,867	$72,867
Total liabilities	$31,377	$15,577
Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 6,191,416 shares outstanding, pro forma, as adjusted	42	62
Capital in excess of par value	41,448	57,228
Total stockholders’ equity	$41,490	$57,290

DILUTION

The potential dilution to investors in this offering would be represented by the amount by which the offering price per share exceeds our pro forma net asset value per share after (i) the completion of the Full Circle Portfolio Acquisition and (ii) the completion of this offering. However, the actual offering price per share of $9.00 was below the adjusted pro forma June 30, 2010 net asset value of $9.25, resulting in a purchase discount of $0.25 when compared to the adjusted pro forma June 30, 2010 net asset value. Net asset value per share is determined by dividing our net asset value, which is our gross assets less total liabilities, by the number of outstanding shares.

Upon completion of the Full Circle Portfolio Acquisition, the June 30, 2010 pro forma net asset value of Full Circle Capital Corporation would have been $41.5 million, or approximately $9.90 per share, assuming the inclusion of the full amount of shares issued in satisfaction of the Subsequent Payment Obligation. After giving effect to the sale of 2,000,000 shares of our common stock in this offering at a public offering price of $9.00 per share, and after deducting the underwriting discounts and commissions of approximately $1.35 million and estimated offering expenses of approximately $850,000 payable by us, the pro forma net asset value of Full Circle Capital Corporation is expected to be approximately $57.3 million, or approximately $9.25 per share.

The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Offering price per share	$9.00
Pro forma June 30, 2010 net asset value before this offering but after completion of the Full Circle Portfolio Acquisition	$9.90
Decrease attributable to existing stockholders	$0.65
Pro forma June 30, 2010 net asset value after this offering and completion of the Full Circle Portfolio Acquisition	$9.25
Purchase Discount to Net Asset Value (without exercise of the overallotment option)	$0.25

Certain Legacy Investors will be entitled to the net proceeds, after underwriting discounts and commissions and offering-related expenses, we may receive from any exercise of the overallotment option, to satisfy the Subsequent Payment Obligation in accordance with the Asset Purchase Agreement relating to the Full Circle Portfolio Acquisition. See “Full Circle Portfolio Acquisition.” These Legacy Investors will receive net proceeds of approximately $8.24 per share upon exercise of the over-allotment option granted to the underwriters in connection with this offering. That amount reflects an immediate loss of approximately $1.66 per share from our estimated pro forma net asset value per share immediately following consummation of the Full Circle Portfolio Acquisition.

FULL CIRCLE PORTFOLIO ACQUISITION

Immediately prior to the pricing of this offering and the filing of our election to be regulated as a business development company under the 1940 Act, pursuant to the Asset Purchase Agreement to be entered into by and among us, each of the Legacy Funds, Full Circle Offshore, LLC (a wholly-owned subsidiary of Full Circle Fund, Ltd.), and First Capital, we will acquire through a series of transactions the Legacy Portfolio, consisting of approximately $72.3 million of investments, from the Legacy Funds. The portfolio investments to be acquired in connection with the Full Circle Portfolio Acquisition represent approximately 61% and 71% of the total investment portfolio on a fair value basis of Full Circle Partners, LP and Full Circle Fund, Ltd., respectively, as of June 30, 2010. In contrast to the investments chosen for the Legacy Portfolio, the investments that will remain in the Legacy Funds’ respective portfolios generally consist of non-performing investments, smaller-sized investments or investments that are principally equity-based.

Pursuant to the terms of the Asset Purchase Agreement, we will acquire the Legacy Portfolio in exchange for approximately 3,787,754 shares of our common stock and approximately $3.4 million of Distribution Notes to be issued directly to the Legacy Investors. In addition, the Asset Purchase Agreement provides for the Subsequent Payment Obligation to certain Legacy Investors 30 days after the pricing of this offering, or earlier if the over-allotment option granted to the underwriters is exercised in full. If the over-allotment option is exercised in full, these Legacy Investors will be entitled under the Subsequent Payment Obligation to receive, collectively, 103,662 shares plus a cash amount equal to the aggregate purchase price paid by the underwriters to acquire the number of shares underlying the over-allotment option that corresponds to the number of shares offered by such Legacy Investors (i.e., the public offering price less underwriting discounts and commissions) less offering-related expenses. This cash amount is estimated to be approximately $2.47 million, representing gross proceeds to Legacy Investors of approximately $2.70 million less underwriting discounts and commissions and offering-related expenses of approximately $0.23 million. If the over-allotment option is not exercised and expires, these Legacy Investors will receive approximately 403,662 additional shares of our common stock under the Subsequent Payment Obligation. If the over-allotment option is partially exercised, these Legacy Investors will receive under the Subsequent Payment Obligation a proportionate distribution of both cash and stock, depending upon the amount of the shares underlying the over-allotment option that were actually acquired by the underwriters. We will also assume approximately $27.5 million of outstanding debt from the Legacy Credit Facilities in connection with our acquisition of the Legacy Portfolio and our entry into the New Credit Facility with First Capital. After the Full Circle Portfolio Acquisition, we estimate that our pro forma net asset value per share will be approximately $9.90, reflecting the fair value of the Legacy Portfolio as of June 30, 2010. The acquisition of the Legacy Portfolio is expected to be a taxable transfer of assets, and, as a result, we expect to take a tax basis in the assets acquired equal to the amount paid for them. The amount paid will be equal to the sum of the debt assumed in connection with the acquisition, the Distribution Notes issued, the fair market value of our stock issued as consideration, and any cash paid as consideration.

Upon consummation of this offering and satisfaction of the Subsequent Payment Obligation, the Legacy Investors will hold approximately 4,191,416 shares, or approximately 68% of our total outstanding shares, assuming no exercise of the over-allotment option granted to the underwriters in connection with this offering.

The table below sets forth the number of Distribution Notes to be held by each of our officers and directors, as well as each Legacy Investor who will, directly or indirectly, own, control or hold with the power to vote, 5% or more of Full Circle Capital Corporation common stock after completion of the Full Circle Portfolio Acquisition.

Name	Distribution Notes Owned	Percentage of Principal Amount(1)
Eden Rock Unleveraged Finance Master Limited	$992,050	29.1%
Absolute Return Partners LLP	493,589	14.5%

(1)	Assumes the issuance of approximately $3.4 million of Distribution Notes to the Legacy Investors in connection with the Full Circle Portfolio Acquisition.

For a discussion of our share ownership after the Full Circle Portfolio Acquisition, please see “Control Persons and Principal Stockholders.”

Subsequent Payment Obligation

The following table sets forth:

•	The name of each Legacy Investor entitled to a payment under the Subsequent Payment Obligation, which we refer to collectively as the “Participating Legacy Investors;”
•	The number of shares of common stock and the percentage of the total shares of common stock outstanding that each Participating Legacy Investor will beneficially own immediately prior to this offering, inclusive of any shares of common stock each Participating Legacy Investor is entitled to receive under the Subsequent Payment Obligation in the event the underwriters’ overallotment option is not exercised, which we refer to as the “Subsequent Payment Shares;”
•	The number of Subsequent Payment Shares that each Participating Legacy Investor will receive under the Subsequent Payment Obligation, assuming the underwriters’ overallotment option is not exercised; and
•	The number of shares of common stock and the percentage of total shares of common stock outstanding to be beneficially owned by each Participating Legacy Investor following this offering, assuming the underwriters’ overallotment option is exercised in full.

The information regarding the identity of each Participating Legacy Investor and their affiliations, including their beneficial ownership of shares of our common stock, is based solely on information provided by or on behalf of the Participating Legacy Investors.

The staff of the SEC has advised us of their view that the Participating Legacy Investors are considered to be “selling stockholders” in connection with this offering, and that they may be deemed to be underwriters in connection therewith.

	Shares Beneficially Owned Prior to Offering, Inclusive of Subsequent Payment Shares(1)(2)		Number of Subsequent Payment Shares That May Be Received Under the Subsequent Payment Obligation	Shares Beneficially Owned After Offering, Assuming Full Exercise of the Overallotment Option(1)(3)
Name	Number	Percent(4)		Number	Percent(5)
Strategic Stable Return Fund II, LP	142,642	3.40%	142,642	36,632	*
Strategic Stable Return Fund (ID), LP	55,117	1.31%	55,117	14,154	*
Palm Beach Diversified Income LP	128,813	3.07%	128,813	33,080	*
SSR Finance Fund, Ltd.	53,152	1.27%	53,152	13,650	*
Mountain Capital Group Inc.	23,938	*	23,938	6,147	*

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Includes any Subsequent Payment Shares to which the Participating Legacy Investors would be entitled under the Subsequent Payment Obligation, to the extent the overallotment option is not exercised.
(3)	Assumes the full exercise of the over-allotment option and no other purchases or sales of our common stock by any Participating Legacy Investors. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the underwriters to exercise the overallotment option.
(4)	Applicable percentage of ownership is based on 4,191,416 shares of our common stock to be outstanding after the Full Circle Portfolio Acquisition, inclusive of Subsequent Payment Shares.
(5)	Applicable percentage of ownership is based on 6,191,416 shares of our common stock to be outstanding upon completion of this offering, assuming that the overallotment option has been exercised in full.

Pro Forma Balance Sheet and Schedule of Investments

The following pro forma balance sheet assumes the Full Circle Portfolio Acquisition, and the Lotus Transaction, took place on June 30, 2010:

June 30, 2010	Pro Forma Pre-Offering	Pro Forma Post-Offering
(Amounts in ’000s)
Assets
Cash and cash equivalents	$1	$1
Interest receivable	558	558
Loans receivable, at fair value (cost $65,341)	65,341	65,341
Investments in private investment company, at fair value (cost $6,000)	6,000	6,000
Investments in equity and warrants, fair value (cost $967)	967	967
Total Assets	$72,867	$72,867
Liabilities and Stockholders’ Equity
Liabilities
Accrued expenses and other liabilities	$395	$395
Interest payable	101	101
Line of credit	27,476	11,676
Distribution Notes	3,405	3,405
Total Liabilities	31,377	15,577
Stockholders’ Equity
Common Stock, par value $0.01 per share; 100,000,000 shares authorized, 6,191,416 shares issued and outstanding, pro forma as adjusted	42	62
Capital in excess of par value	41,448	57,228
Total Stockholders’ Equity	$41,490	$57,290
Total Liabilities and Stockholders’ Equity(1)	$72,867	$72,867

(1)	Additionally, refer to “Capitalization” for further details of the capital of Full Circle Capital subsequent to the offering.

The following pro forma Schedule of Investments assumes the Full Circle Portfolio Acquisition, and the Lotus Transaction, took place on June 30, 2010:

June 30, 2010
Description(1)	Industry	Interest Rate(2)	Maturity/ Expiration Date	Par Amount/ Quantity	Cost	Fair Value	% of pre-Offering Shareholders’ Equity
Attention Transit Advertising Systems, LLC	Outdoor Advertising Services
Senior Secured Loan		13.50%	11/01/12	$2,343,171	$2,265,847	$2,265,847	5.41%
Blackstrap Broadcasting, LLC	Radio Broadcasting
Senior Secured Loan		5.25%	09/25/10	$3,000,000	2,676,000	2,676,000	6.38%
Subordinated Secured Loan		16.00%	09/25/12	$3,500,000	3,468,500	3,468,500	8.28%
Totals					6,144,500	6,144,500	14.66%
Bloomingdale Partners, LP	Consumer Financing
Senior Secured Loan		9.10%	11/01/12	$1,604,259	1,532,068	1,532,068	3.66%
BLSCO Newco, Inc.(3)	Oilfield Services
Senior Secured Loan		11.50%	08/31/11	$2,500,000	2,500,000	2,500,000	5.96%
Equisearch Acquisition, Inc	Asset Recovery Services
Senior Secured Loan		12.00%	01/31/11	$2,164,935	2,164,935	2,164,935	5.16%
Warrants for 5.99 shares (at a $0.01 strike price)			01/15/14	6	146,345	146,345	0.35%
Warrants for 6.32 shares (at a $19,372 strike price)			01/15/14	6	78,655	78,655	0.19%
Totals					2,389,935	2,389,935	5.70%
Exist, Inc.(3)	Apparel
Senior Secured Loan		11.50%	12/31/10	$4,675,000	4,675,000	4,675,000	11.15%
First Capital Lotus Asset-Based Loan Fund I, LP(3)	Nondepository Credit Institutions
Private Investment Company					6,000,000	6,000,000	14.32%
Georgia Outdoor Advertising, LLC	Outdoor Advertising Services
Senior Secured Loan		14.00%	07/01/12	$1,301,001	1,235,300	1,235,300	2.95%
Senior Secured Loan		14.50%	07/01/12	$564,883	541,158	541,158	1.29%
Totals					1,776,458	1,776,458	4.24%
Icon Groupe, LLC	Outdoor Advertising Services
Senior Secured Loan		10.50%	07/01/12	$3,883,823	3,654,677	3,654,677	8.72%
Subordinated Secured Loan*		14.50%	07/01/12	$783,378	711,699	711,699	1.70%
Totals					4,366,376	4,366,376	10.42%
Iron City Brewing, LLC	Beverages
Senior Secured Loan		16.50%	08/31/11	$1,500,000	1,500,000	1,500,000	3.58%
Warrants for 148 Membership Units (at a $0.01 strike price)(4)			08/10/13	148	—	—	0.00%
Totals					1,500,000	1,500,000	3.58%
MDU Communications (USA) Inc	CableTV/Broadband Services
Senior Secured Loan – Tranche A		11.85%	06/30/11	$5,000,000	5,000,000	5,000,000	11.93%
Senior Secured Loan – Tranche C		9.75%	06/30/11	$250,000	250,000	250,000	0.60%
Senior Secured Loan – Tranche D		8.75%	06/30/11	$1,480,000	1,480,000	1,480,000	3.53%
Warrants for 375,000 shares (at a $0.60 strike price)			06/30/13	375,000	620	620	0.00%
Warrants for 304,762 shares (at a $0.82 strike price)			09/11/11	304,762	—	—	0.00%
Totals					6,730,620	6,730,620	16.06%
Miken Sales, Inc.(3)	Apparel
Senior Secured Loan		11.50%	10/31/10	$1,825,000	1,825,000	1,825,000	4.35%
The Selling Source, LLC	Information and Data Services
Senior Secured Loan		12.00%	12/21/12	$7,137,911	7,137,911	7,137,911	17.03%
VaultLogix, LLC	Information Retrieval Services
Senior Secured Loan		12.00%	09/04/11	$5,000,000	4,765,000	4,765,000	11.37%
Warrants for Variable % Ownership (at a $307.855 strike price)			09/04/13	3,439	310,976	310,976	0.74%
Totals					5,075,976	5,075,976	12.11%
Verifier Capital LLC/Verifier Capital Limited(5)	Security Systems Services
Senior Secured Loan		12.00%	06/25/11	$1,500,000	1,500,000	1,500,000	3.58%
West World Media, LLC(4)(6)	Information and Data Services
Senior Secured Loan*		15.00%	12/31/11	$6,587,298	6,175,592	6,175,592	14.73%
Limited Liability Company Interests					430,500	430,500	1.03%
Totals					6,606,092	6,606,092	15.76%

June 30, 2010
Description(1)	Industry	Interest Rate(2)	Maturity/ Expiration Date	Par Amount/ Quantity	Cost	Fair Value	% of pre-Offering Shareholders’ Equity
Ygnition Networks, Inc.	CableTV/Broadband Services
Senior Secured Loan – Tranche A		12.25%	07/06/11	$3,750,000	3,706,875	3,706,875	8.84%
Senior Secured Loan – Tranche B		11.75%	07/06/11	$2,500,000	2,460,000	2,460,000	5.87%
Senior Secured Loan – Tranche C		11.75%	07/06/11	$2,500,000	2,460,000	2,460,000	5.87%
Senior Secured Loan – Tranche D		11.25%	07/06/11	$1,689,944	1,655,300	1,655,300	3.95%
Totals					10,282,175	10,282,175	24.53%
Total Investments					$72,307,958	$72,307,958	172.52%

(1)	Our investments are acquired in private transactions exempt from registration under the Securities Act of 1933, therefore are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or PRIME, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of June 30, 2010.
(3)	This item has been adjusted to reflect the Lotus Transaction.
(4)	A portion of this investment is held in a wholly owned subsidiary of one of the Legacy Funds. Adjusted to reflect the dissolution of the the wholly owned subsidiary and direct ownership of the investment by Full Circle Capital Corporation in connection with the initial public offering
(5)	Joint borrowers under the loan facility, one entity is domiciled in United Kingdom while the other is domiciled in United States.
(6)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Legacy Funds, as defined in the Investment Company Act of 1940, which are not “Control Investments.” The Legacy Funds are deemed to be an “Affiliate” of a company in which they have invested if they own 5% or more but less than 25% of the voting securities of such company.
*	Investment contains a partial PIK feature.

Portfolio Composition

June 30, 2010
Industry Classification	Fair Value	% of pre-Offering Shareholders’ Equity
CableTV/Broadband Services	$17,012,795	40.59%
Information and Data Services	13,744,003	32.79%
Outdoor Advertising Services	8,408,681	20.06%
Apparel	6,500,000	15.51%
Radio Broadcasting	6,144,500	14.66%
Nondepository Credit Institutions	6,000,000	14.32%
Information Retrieval Services	5,075,976	12.11%
Oilfield Services	2,500,000	5.96%
Asset Recovery Services	2,389,935	5.70%
Consumer Financing	1,532,068	3.66%
Beverages	1,500,000	3.58%
Security Systems Services	1,500,000	3.58%
	$72,307,958	172.52%

Investment Classification
Senior Secured Loans	$61,160,663	145.92%
Private Investment Company	6,000,000	14.32%
Subordinated Secured Loans	4,180,199	9.97%
Warrants	536,596	1.28%
Limited Liability Company Interests	430,500	1.03%
	$72,307,958	172.52%

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a business development company under the 1940 Act prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We will be managed by Full Circle Advisors. Full Circle Service Company will provide the administrative services necessary for us to operate.

We were formed to continue and expand the business of Full Circle Partners, LP and Full Circle Fund, Ltd., which were formed in 2005 and 2007, respectively. As part of this continuation and expansion, we intend to invest primarily in asset-based senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries, with a specific focus on the media, communications and business services industries where we believe we have particular expertise. In our lending activities, we intend to focus primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against our loan to help mitigate our risk of loss, and (ii) cash flow to cover debt service. We believe this provides us with a more attractive risk adjusted return profile, with greater principal protection and likelihood of repayment.

Immediately prior to the pricing of this offering, we will acquire the Legacy Portfolio from the Legacy Funds, which are managed by an affiliate of our investment adviser. The investments included in the Legacy Portfolio have a collective fair value of approximately $72.3 million as of June 30, 2010, as determined by our Board of Directors. In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 4.2 million shares of our common stock and approximately $3.4 million of Distribution Notes to the Legacy Investors. We will also incur approximately $27.5 million of debt under our New Credit Facility in connection with the assumption of outstanding amounts under the Legacy Credit Facilities. All of the loans that constitute the Legacy Portfolio are performing as of June 30, 2010. See “Full Circle Portfolio Acquisition.”

As of June 30, 2010, the Legacy Portfolio had approximately $72.3 million of debt and equity investments, comprised of 17 portfolio companies, as adjusted for the Lotus Transaction. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately 12.1% as of June 30, 2010, as adjusted for the Lotus Transaction. Additional information regarding the Legacy Portfolio is set forth under the section of the prospectus entitled “Portfolio Companies,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

We will be an externally managed business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources. See “Regulation as a Business Development Company.”

Revenues

We plan to generate revenue primarily from the monthly cash interest we will collect on our debt investments and, to a lesser extent, from the early termination fees that many of our debt investments require the borrower to pay. In addition, many of our loan facilities will also offer the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, which may result in revenue in the form of dividends and/or capital gain. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees to our investment adviser, Full Circle Advisors; (ii) our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;
•	transfer agent and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and
•	all other expenses incurred by either Full Circle Service Company or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Financial Condition, Liquidity and Capital Resources

We will generate cash from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including earnings on investments in the Legacy Portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. In addition, in June 2010, we received a written commitment to enter into the New Credit Facility, a secured revolving credit facility with First Capital, which will become effective immediately prior to the Full Circle Portfolio Acquisition. The facility size will be

$35 million and will expire in January 2012. Under the agreement, base rate borrowings bear interest at LIBOR plus 5.50%. We may also fund a portion of our investments through additional borrowings from banks and issuances of senior securities.

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock (primarily from investment income and realized capital gains), and the payment of operating expenses. We will also be liable as borrowers under the Distribution Notes. The Distribution Notes consist of $3.4 million in senior unsecured notes, which will bear interest at a rate of 8% per annum, payable quarterly in cash, and will mature 3.5 years from the date of issuance. The Distribution Notes are redeemable by us at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. In addition, we will also assume approximately $27.5 million of outstanding debt from the Legacy Credit Facilities in connection with our acquisition of the Legacy Portfolio and our entry into the New Credit Facility with First Capital.

Immediately after the Full Circle Portfolio Acquisition and this offering, we expect to have cash resources of approximately $0 and approximately $15.6 million of indebtedness. Certain Legacy Investors will be entitled to the net proceeds, after underwriting discounts and commissions and offering-related expenses, we may receive from any exercise of the overallotment option, to satisfy the Subsequent Payment Obligation in accordance with the Asset Purchase Agreement relating to the Full Circle Portfolio Acquisition. This amount is estimated to be approximately $2.47 million, representing gross proceeds to Legacy Investors of approximately $2.70 million less underwriting discounts and commissions and offering-related expenses of approximately $0.23 million, if the overallotment option is exercised in full. See “Full Circle Portfolio Acquisition” and “Use of Proceeds.”

Credit Facility

In June 2010, Full Circle Capital received a written commitment to enter into the New Credit Facility, a secured revolving credit facility with First Capital, which will become effective immediately prior to the Full Circle Portfolio Acquisition. The facility size will be $35 million and will expire in January 2012. Under the agreement, base rate borrowings bear interest at LIBOR plus 5.50%. The New Credit Facility will be secured by the assets from the Legacy Portfolio. Under the New Credit Facility we will likely be required to satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and minimum asset coverage and interest coverage ratios. In addition, we will likely be required to comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations.

Distribution Notes

The Distribution Notes consist of $3.4 million in senior unsecured notes, which will bear interest at a rate of 8% per annum, payable quarterly in cash, and will mature 3.5 years from the date of issuance. The Distribution Notes are callable by us at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest. In electing to exercise our call right with respect to the Distribution Notes, our Board of Directors will consider all of the relevant factors, including alternative uses of available capital, and whether any Distribution Notes have recently been transferred or sold at prices below par value, and will be required to determine that such a call is in the best interests of Full Circle Capital and our stockholders. The Distribution Notes subject Full Circle Capital to customary covenants, including, among other things, a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Distribution Notes on substantially identical terms. The agreement under which the Distribution Notes will be issued will contain customary events of default.

Distribution Policy

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code beginning with our 2010 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Other Contractual Obligations

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which Full Circle Advisors agrees to serve as our investment adviser, and the Administration Agreement, pursuant to which Full Circle Service Company agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Each of these agreements is terminable by either party upon proper notice. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by Full Circle Service Company. See “Investment Advisory Agreement,” and “Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.”

Our Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Our Administration Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

Related Parties

We have entered into the Investment Advisory Agreement with Full Circle Advisors. Mr. Stuart, our Chief Executive Officer and President, is the manager of, and has financial and controlling interests in, Full Circle Advisors.

In addition, Full Circle Advisors’ investment team presently manages Full Circle Funding, LP, a specialty lender serving smaller and lower middle-market companies that has originated approximately $216 million in loans and investments in 42 distinct borrowers since its inception in 2005. Full Circle Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Full Circle Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Full Circle Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Full Circle Advisors’ allocation procedures.

We have entered into a license agreement with Full Circle Advisors, pursuant to which Full Circle Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Full Circle.”

We have entered into the Administration Agreement with Full Circle Service Company. Pursuant to the terms of the Administration Agreement, Full Circle Service Company provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Stuart, our Chief Executive Officer and President, is the managing member of, and has financial and controlling interests in, Full Circle Service Company.

Our Chief Financial Officer, Treasurer and Secretary, William E. Vastardis, is the President of Vastardis Fund Services LLC. Full Circle Service Company has engaged Vastardis Fund Services to provide certain administrative services to us and our investment adviser, Full Circle Advisors, including the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary. In exchange for providing such services, Full Circle Service Company will pay Vastardis Fund Services an asset-based fee with a $200,000 annual minimum. This asset-based fee will vary depending upon our gross assets as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

Full Circle Advisors will be responsible for paying the allocable portion of the administrative fees charged by Vastardis Fund Services for administrative services provided to both Full Circle Capital and Full Circle Advisors reflecting the proportionate share of such administrative services that it receives.

In addition, we will reimburse Full Circle Service Company for the fees charged by Vastardis Fund Services for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary at an annual rate of $250,000. Vastardis Fund Services has agreed to cap its first year fees at $200,000 for administrative services to us and Full Circle Advisors, and at $100,000 for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary.

In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 3,787,754 shares of our common stock and approximately $3.4 million of Distribution Notes to the Legacy Investors. In addition, the Asset Purchase Agreement provides for a subsequent payment to certain Legacy Investors 30 days after the pricing of this offering, or earlier if the over-allotment option granted to the underwriters is exercised in full. If the over-allotment option is exercised in full, these Legacy Investors will be entitled to receive, collectively, 103,662 shares plus a cash amount equal to the aggregate purchase price paid by the underwriters to acquire the number of shares underlying the over-allotment option that corresponds to the number of shares offered by such Legacy Investors (i.e., the public offering price less underwriting discounts and commissions) less offering-related expenses. This cash amount is estimated to be approximately $2.47 million, representing gross proceeds to Legacy Investors of approximately $2.70 million less underwriting discounts and commissions and offering-related expenses of approximately $0.23 million. If the over-allotment option is not exercised and expires, these Legacy Investors will receive approximately 403,662 additional shares of our common stock. If the over-allotment option is partially exercised, these Legacy Investors will receive a proportionate distribution of both cash and stock, depending upon the amount of the shares underlying the over-allotment option that were actually acquired by the underwriters. For more information on the number of Distribution Notes to be held by each of our officers and directors, as well as each Legacy Investor who will, directly or indirectly, own, control or hold with the power to vote, 5% or more of Full Circle Capital, see “Full Circle Portfolio Acquisition.” For information on the ownership of our shares, see “Control Persons and Principal Stockholders.”

The Lotus Fund is an affiliate of First Capital, our lender under the New Credit Facility. The Legacy Funds completed the Lotus Transaction immediately prior to the consummation of the Full Circle Portfolio Acquisition, resulting in (a) the redemption of $9 million of their collective partnership interests in the Lotus Fund in exchange for the purchase of loan participations in three investments, BLSCO Newco, Inc., Exist, Inc., and Miken Sales, Inc., and (b) rescheduling the full redemption of the remaining $6 million in Lotus Fund partnership interests to July 31, 2014.

BUSINESS

Full Circle Capital

We are a newly formed, externally managed non-diversified closed-end management investment company that intends to elect to be treated as a business development company under the 1940 Act prior to the consummation of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We will be managed by Full Circle Advisors. Full Circle Service Company will provide the administrative services necessary for us to operate.

We were formed to continue and expand the business of Full Circle Partners, LP and Full Circle Fund, Ltd., which were formed in 2005 and 2007, respectively. As part of this continuation and expansion, we intend to invest primarily in asset-based senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries, with a specific focus on the media, communications and business services industries where we believe we have particular expertise. In our lending activities, we intend to focus primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against our loan to help mitigate our risk of loss, and (ii) cash flow to cover debt service. We believe this provides us with a more attractive risk adjusted return profile, with greater principal protection and likelihood of repayment.

Our investments will generally range in size from $3 million to $10 million, similar to the investments in the Legacy Portfolio. However, we may make larger investments from time to time on an opportunistic basis, such as the Legacy Funds’ $15 million investment in the Lotus Fund. We intend to focus primarily on senior secured loans and “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. Our stretch senior secured loans typically possess a greater advance rate against the borrower’s assets and cash flow, and accordingly carry a higher interest rate and/or greater equity participation, than traditional senior secured loans. We believe that having a first lien, senior secured position will provide us with greater control and security in the primary collateral of a borrower and will help mitigate risk against loss of principal should a borrower default. We may also invest in mezzanine, subordinated or unsecured loans. In addition, we may acquire equity or equity related interests from a borrower along with our debt investment. In addition, we may make stand-alone equity investments from time to time on an opportunistic basis, such as the Legacy Funds’ $15 million investment in limited partnership interests of the Lotus Fund. We will attempt to protect against risk of loss on our debt investments by securing our loans against a significant level of tangible or intangible assets of our borrowers, which may include accounts receivable and contracts for services, and obtaining a favorable loan-to-value ratio, and in many cases, securing other financial protections or credit enhancements, such as personal guarantees from the principals of our borrowers, make well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows of our borrowers. We believe this will allow us more options and greater likelihood of repayment from refinancing, asset sales of our borrowers and/or amortization.

Consistent with the approach taken by the Legacy Funds, we will generally seek to invest in smaller and lower middle-market companies in areas that we believe have been historically under-serviced, especially during the current credit crisis. These areas include industries that are outside the focus of mainstream institutions or investors due to required industry-specific knowledge or are too small to attract interest from larger investment funds or other financial institutions. Because we believe there are fewer banks and specialty finance companies focused on lending to these smaller and lower middle-market companies, we believe we can negotiate more favorable terms on our debt investments in these companies than those that would be available for debt investments in comparable larger, more mainstream borrowers. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection or greater equity grants than typical of other transactions. We will generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.

We may also apply for a SBIC license from the U.S. SBA. We believe obtaining an SBIC license would be beneficial to our shareholders, as an SBIC license would allow us greater flexibility in pursuing investments in smaller and lower middle-market companies and would provide an attractive source of capital through the debt financing provided by the SBA. We can provide no assurance that we will apply for an SBIC license in the future or that if we do apply for an SBIC license, that we will be successful in obtaining an SBIC license.

Legacy Portfolio Acquisition

Immediately prior to the pricing of this offering, we will acquire the Legacy Portfolio from the Legacy Funds, which are managed by an affiliate of our investment adviser. The investments included in the Legacy Portfolio have a collective fair value of approximately $72.3 million as of June 30, 2010, as determined by our Board of Directors. In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 4.2 million shares of our common stock and approximately $3.4 million of Distribution Notes to the Legacy Investors. We will also incur approximately $27.5 million of debt under our New Credit Facility in connection with the assumption of outstanding amounts under the Legacy Credit Facilities. All of the loans that constitute the Legacy Portfolio are performing as of June 30, 2010. See “Full Circle Portfolio Acquisition.”

As of June 30, 2010, the Legacy Portfolio had approximately $72.3 million of debt and equity investments, comprised of 17 portfolio companies, as adjusted for the Lotus Transaction. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately 12.1% as of June 30, 2010, as adjusted for the Lotus Transaction. Additional information regarding the Legacy Portfolio is set forth under the sections of the prospectus entitled “Portfolio Companies” and “Discussion of the Company’s Expected Operating Plans,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

Initial Distribution

On July 21, 2010, the Board of Directors of Full Circle Capital declared a distribution of $0.225 per share, to be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering, payable on October 15, 2010 to holders of record as of September 30, 2010. This distribution is contingent upon the completion of our initial public offering during the third quarter of 2010. Purchasers in this offering will be entitled to receive this distribution. We anticipate that the distribution will be paid from post-offering taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during the year, the distribution may constitute a return of capital and investors in this offering will have purchased this distribution. The specific tax characteristics of our dividends and other distributions will be reported to shareholders after the end of each calendar year.

Recent Developments

Credit Facility

In June 2010, Full Circle Capital received a written commitment to enter into the New Credit Facility, a secured revolving credit facility with First Capital, which will become effective immediately prior to the Full Circle Portfolio Acquisition. The facility size will be $35 million and will expire in January 2012. Under the agreement, base rate borrowings bear interest at LIBOR plus 5.50%.

Recent Portfolio Activity

The Legacy Funds completed the Lotus Transaction immediately prior to the consummation of the Full Circle Portfolio Acquisition, resulting in (a) the redemption of $9 million of their collective partnership interests in the Lotus Fund in exchange for the purchase of loan participations in three investments, BLSCO Newco, Inc., Exist, Inc., and Miken Sales, Inc., and (b) rescheduling the full redemption of the remaining $6 million in Lotus Fund partnership interests to July 31, 2014.

On August 24, 2010, our Board of Directors determined that the fair value of Full Circle’s warrants in VaultLogix, LLC had decreased from $310,976 to $56,147 as a result of dilution in Full Circle’s indirect equity ownership percentage.

About Full Circle Advisors

We will be managed by Full Circle Advisors, whose investment team members have an average of nearly 22 years of experience financing and investing in smaller and lower middle-market companies. Full Circle Advisors’ investment team also presently manages Full Circle Funding, LP, a specialty lender serving smaller and lower middle-market companies that has originated approximately $216 million in loans and investments in 42 distinct borrowers since its inception in 2005. The existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, have been fully committed and are no longer making investments, and are expected to be wound down as their remaining investments mature.

We expect to benefit from the proven ability of our investment adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our investment adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by John E. Stuart, our Chief Executive Officer and President, and the manager of Full Circle Advisors. Mr. Stuart is assisted by Stephen J. Healey, who serves as a Vice President of Full Circle Advisors. We consider Messrs. Stuart and Healey to be Full Circle Advisors’ investment team.

Business Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We have adopted the following business strategies to achieve our investment objective:

•	Deliver Flexible Financing Solutions. We believe our ability to provide a broad range of flexible debt financing solutions to smaller and lower middle-market companies sets us apart from other capital providers. We intend to offer to our portfolio companies debt financing facilities that, combined with our ability to recognize the underlying value and security of diverse types of traditional and non-traditional asset based collateral, we believe will allow us to provide flexible facilities to fit the capital requirements of each borrower. We believe that our focus on providing senior secured and stretch senior loans provides a more efficient and less complicated capital structure and source of capital for borrowers. We also believe that it maximizes our control of and exposure to asset-based collateral coverage as security for our loans, thereby greatly reducing our risk of possible losses due to deterioration in a borrower’s performance.
•	Focus on Smaller and Lower Middle-Market Companies. We generally intend to provide capital to our portfolio companies for growth capital, acquisition financing and refinancing of existing debt facilities. We believe our target portfolio companies will generally be involved in industries or markets that are under-followed or serviced because they are either less visible to mainstream institutions or investors, or are too small or localized for larger financial institutions or larger funds, particularly those that lack the requisite industry-specific knowledge and expertise. We believe there have historically been fewer banks and finance companies focused on lending to these types of smaller and lower middle-market companies. As a result, we believe we can negotiate terms on loans to these types of companies that generally possess better risk-adjusted return profiles than terms on loans to larger, more mainstream companies. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of transactions involving larger companies. We will generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.
•	Focus on Asset-Based Lending and Structuring of Investments to Minimize Risk of Loss. We will seek to structure our loan investments on a favorable LTV exposure based on underlying collateral or enterprise value with high cash yields, cash origination fees, low leverage levels and strong investment protections. We will generally seek to protect against risk of loss on our debt investments by securing our loans against a significant level of tangible or intangible assets of our borrowers, obtaining a favorable LTV ratio or other financial protections or credit enhancements, rather than lending predominantly against anticipated cash flows of borrowers. We believe this will provide us with more options and a greater likelihood of repayment from both cash flow and/or asset sales.
•	Structure Loans with Superior Security and Asset Protection. Our loan instruments and documentation will focus on favorable lender protections with security over the collateral, financial and other covenants and rigorous reporting requirements on behalf of our borrowers. We will monitor covenant and other loan compliance on a monthly and quarterly basis and personnel from our investment adviser will perform periodic field exams at the borrower level. We intend to utilize both term debt and revolving loan structures and, accordingly, will often seek to maintain control of our borrowers’ cash receipts from revenues as additional security for our positions. As of June 30, 2010, the Legacy Funds had lockbox or dominion of cash, or account control agreements, on over 92%, 92% and 91% of the borrowers in the Legacy Portfolio, as adjusted for the Lotus Transaction, as calculated by principal amount, fair value and quarterly revenue, respectively. We will assume these agreements from the Legacy Funds in connection with our acquisition of the Legacy Portfolio. In addition, we may seek credit enhancements, such as personal guarantees from a borrower’s principal owners or “make well” features to provide us with additional equity in the event of underperformance. We may also seek a pledge of stock or other assets from a borrower or its operating subsidiaries.
•	Pursue Attractive Risk Adjusted Returns. As of June 30, 2010, the weighted average annualized yield of the debt investments comprising the Legacy Portfolio was approximately 12.1%, which includes a cash component of approximately 11.7%, as adjusted for the Lotus Transaction. The 16 debt investments included in the Legacy Portfolio averaged a LTV ratio of approximately 51% as of June 30, 2010 (i.e., each $51 of loan value outstanding is secured by $100 of collateral value), as adjusted for the Lotus Transaction. Although it is subject to fluctuation, we believe this LTV ratio, which measures the aggregate amount of our loan positions against the aggregate amount of primary collateral value pledged by our borrowers as security against our loans, reflects the relative strength of the debt investments comprising the Legacy Portfolio. In addition, as of June 30, 2010, these same positions averaged a senior and pari passu debt to EBITDA multiple of approximately 3.49x, as adjusted for the Lotus Transaction. Finally, our debt investments are designed to have strong protections beyond repayment from cash flow and asset liquidation coverage, including default penalties, information rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe this level of collateral protection helps minimize against the risk of loss, even if a loan goes into default.
•	Leveraging the Skill, Experience and Resources of Full Circle Advisors’ Investment Team. Full Circle Advisors’ investment team members have an average of nearly 22 years of experience financing and investing in smaller and lower middle-market companies. The investment team members have broad investment and operational backgrounds, with prior experience at specialty finance companies, investment management firms, private equity investment funds, investment banks and other financial services companies. We believe their expertise in analyzing, valuing, structuring, negotiating, closing, monitoring and restructuring transactions should provide us with a competitive advantage by allowing us to consider customized financing solutions and non-traditional and complex structures. We believe this experience should also be valuable when we have to work with stressed and distressed credits.
•	Balanced Investing Across Industries with Expertise. While we will seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets, we intend to focus our investing activities on certain areas that we believe maintain favorable asset coverage positions, including the media, communications and business services industries. We believe that the stable, long term asset values that may be found in the media, communications and business services industries can provide us with significant collateral protection on our loans, in contrast to taking some of the risks of repayment attendant to relying exclusively on a borrower’s current cash flows. As we invest the proceeds of this offering, we intend to seek to maintain a more balanced portfolio, compared to the Legacy Portfolio, to mitigate the potential effects of negative economic events for particular companies, regions and industries.
•	Capitalize on Strong Transaction Sourcing Network. Our investment adviser’s investment team will seek to leverage their extensive network of referral sources for investments in smaller and lower middle-market companies. We believe through their prior investment experience, the investment team members have collectively developed a reputation in our target market and in the industries in which we intend to invest as a responsive, efficient and reliable source of flexible financing.
•	Employ Disciplined Underwriting Policies and Rigorous Portfolio Management. We intend to directly originate most of our investments, which, in our experience, will generally allow us to pursue a more rigorous due diligence examination of the investments than if we invest as part of a lending syndicate led by others. Our investment adviser’s investment team has developed an extensive underwriting due diligence process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In underwriting a potential borrower, they will engage in a variety of quantitative and qualitative stress tests, and analyze our ability to successfully liquidate a favorable collateral package underlying a loan in the event of default. These processes continue during the portfolio monitoring process, when our investment adviser will analyze monthly and/or quarterly financial statements versus the previous periods and year, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of borrowers.

Market Opportunity

We believe that the current credit environment provides favorable opportunities to achieve attractive risk-adjusted returns on the types of asset-based senior secured loans we intend to target. In particular, we believe that demand for financing from smaller to lower middle-market companies is largely outpacing the availability of lenders that have traditionally served this market. We believe that bank consolidations, the failure of a number of alternative lending vehicles due to poor underwriting practices and an overall tightening of underwriting standards has significantly reduced the number and activity level of potential lenders.

Between March 2009 and March 2010, the number of FDIC insured commercial lenders decreased by approximately 6.94%, with the amount of total loans issued by these lenders decreasing from $4.158 trillion to $3.064 trillion, according to FDIC reports. In addition, media reports have indicated that the 22 banks that got the most help from the U.S. Treasury’s bailout programs decreased their small business lending by $12.5 billion collectively between April 2009 and January 2010. We believe that the remaining larger, traditional lenders and large, private investment pools are focusing on larger investment transaction sizes and as a result the smaller to lower middle-market companies we intend to target are unable to access sufficient financing. We believe that in the current environment, it is possible to originate and refinance investments with higher returns achieved through increased interest rates, equity participation and loan fees at lower risk points, compared to those available between 2007 and 2008. We believe that many lenders have been hurt by loans underwritten prior to the current economic recession at high debt multiples, and as a result the debt multiples have contracted. The average debt multiples for middle-market loans to businesses with EBITDA of less than $50 million, including second lien and subordinated debt, have decreased from a peak of 4.8x in 2007 to 4.2x in the first half of 2009. We believe these lower debt multiples provide for lower risk as there is more cushion between the value of the company and the amount of debt the borrowing company holds.

Thus we believe that the current credit markets combined with certain long term trends associated with lending to smaller and lower middle-market companies provide the ideal market environment.

•	Competitive Edge and Skill Set. Our core strength of providing efficient and flexible lending solutions to smaller and lower middle-market companies requires a market approach and skill set that we believe is generally not found in larger or more localized regional lenders. We believe that many of the companies we intend to target are in industries that are less visible or too specialized for larger mainstream institutions or investors, or require too little funding or are too localized for larger financial institutions to consider, particularly where those institutions lack the requisite industry-specific knowledge and expertise. During the period 1992 to 2009, loan composition for banks sized $1 billion to $10 billion in assets showed a decline of commercial and industrial loans from 25% to 17% while real estate lending grew from 42% to 72%. Accordingly, we believe that many potential competitive lenders lack the personnel or lending experience required to address the very strong market demand for commercial and industrial lending. We believe our strengths include the ability to originate, underwrite and manage a more labor intensive portfolio consisting of debt investments in smaller companies, and to operate underwriting, due diligence and loan portfolio management activities singularly focused on these types of companies.
•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has long been a combination of demand for capital and an underserved market for capital addressing smaller and lower middle-market borrowers. We believe there is robust demand for continued growth capital as well as demand from very significant refinancing requirements of many borrowers as debt facilities come due, given the lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
º	larger lenders exiting this market to focus on larger investment opportunities which are more appropriate for their operating cost structures;
º	the elimination of many specialized lenders from the market due to lack of capital as a result of, for instance, the closing off of the securitization market or their own poor performance, and
º	the need for certain capital providers to reduce lending activities due to their reduced access to capital and the overall deleveraging of the financial market.

With the decreased availability of debt capital for smaller to lower middle-market borrowers, combined with the significant demand for refinancing, we believe there should be increased lending opportunities for us.

•	More Conservative Deal Structures. As a result of the current credit crisis, we believe lenders are mandating less leverage, more equity and tighter loan covenants than what had previously been customary. We believe that lower purchase prices for assets and lower debt multiples, combined with greater equity cushions beneath loans, will allow for greater cash flow for debt service, creating faster loan repayments despite overall higher debt costs to borrowers. We believe this aspect provides considerable cushion against underperformance and default of borrowers as well as faster de-risking of loan positions as credit statistics improve over the term of the loan facilities.
•	Attractive Return Profile. We believe the reduced access to, and reduced availability of, debt capital has decreased competition in smaller to lower middle-market lending which had already become less competitive and more fragmented prior to the credit crisis, resulting in a better market for loan pricing. We believe that the withdrawal of many traditional senior lenders from the market, combined with reduced advance rates and leverage levels, allows for stretch senior lenders to charge rates that typically reflect mezzanine or subordinated structures for entire facilities, while maintaining first lien senior secured positions over the loan collateral provided by the borrowers. Our investment adviser’s investment team has experienced this attractive return environment since the onset of the credit crisis in the second half of 2008, when transactions originated by them saw increased returns from interest and fees charged, as well as more meaningful warrant participations.

Investments

We will engage in various investment strategies in order to achieve our overall lending and investment objectives. The strategy we select depends upon, among other things, market opportunities, the skills and experience of our investment adviser’s investment team and our overall portfolio composition. Our strategies will generally seek to provide current cash yields and favorable loan-to-value ratios, or other financial guarantees or credit enhancements with respect to loan collateral. Many of the Legacy Portfolio’s existing debt investments offer, and we expect many of our future debt investments will offer, the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, and many notes that we purchase will require the borrower to pay an early termination fee. Collectively, these attributes have been, and are expected to be, an important contributor to the returns generated by our investment adviser’s investment team.

Full Circle Advisors’ investment team uses a disciplined investment, portfolio monitoring and risk management process which emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular position review and analysis, and proper investment diversification. They allocate capital among different investment sectors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and liquidity.

Types of Investments

We will target debt investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation through equity securities.

Debt Investments

Full Circle Advisors’ investment team tailors the terms of each debt investment to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. As of June 30, 2010, all of the Legacy Portfolio’s debt investments were secured by first, and in some cases second, priority liens on the assets of the portfolio company. We expect our primary source of return to be the monthly cash interest we will collect on our debt investments.

•	First Lien Loans. Consistent with the first lien loans of the Legacy Portfolio, our first lien loans will generally have terms of two to five years and provide a variable interest rate, subject to a floor to protect against return compression in a falling interest rate environment. These loans generally will not have interest rate ceilings. Such facilities will contain prepayment penalties and will be secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans, multi-draw term loans and other lines of credit. We will often seek to employ a lockbox to collect payment receipts, as we believe it protects us against payment delinquencies and provides increased security and protection in the event of a default or under performance. A focus within our first lien loans will be senior secured “stretch” loans which, along with most of the attributes of our first lien loans, include a greater advance rate against the borrower and accordingly carry a higher interest rate or greater equity participation.
•	Second Lien Loans. Consistent with the second lien loans of the Legacy Portfolio, our second lien loans will generally have terms of five to six years, provide for a fixed or floating interest rate, contain prepayment penalties and will be secured by a second priority security interest in all existing and future assets of the borrower. We will generally avoid second lien exposure without also investing in the first lien loans of the portfolio company. We believe this gives us greater influence and control should any issues arise between the two instruments. Our second lien loans may to a lesser extent include payment-in-kind, or PIK, interest for a portion of the interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.
•	Unsecured Loans. Although the Legacy Portfolio does not currently have any investments in unsecured loans, we may make such investments in the future. We would expect any unsecured investments generally to have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. Our potential unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

Full Circle Advisors’ investment team typically structures debt investments to include covenants that seek to minimize the risk of capital loss. These debt investments generally have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. These debt investments also have substantial prepayment penalties designed to extend the average life of the loans, which we believe will help to grow our portfolio.

Equity Investments

When we make a debt investment, we may be granted equity participation in the form of three to five year warrants to purchase common equity in the company in the same class of security that the owners or equity sponsors receive upon funding. In addition, we may make non-control, equity co-investments in conjunction with a loan transaction with a borrower. Full Circle Advisors’ investment team generally seeks to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. They also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Asset Based Collateral Focus

In most cases, our investment adviser’s investment team attempts to protect against risk of loss on our debt investments by making senior loans secured by the assets of our borrowers, and obtaining favorable loan-to-value ratios or other financial protections or credit enhancements, rather than lending exclusively against “cash flows.” Loans may be backed by a variety of types of tangible and intangible assets, including, but not limited to, lease obligations, royalty interests, commercial account receivables, contractual revenue and payment rights (including contacts providing for recurring monthly revenue streams), settlements, franchise rights, licenses, permits, mortgages, easements and other real property interests, and other tangible personal property, and intangible property such as intellectual property and patents. Consistent with the loans of the Legacy Portfolio, our debt investments will typically have a first, and in some cases a second, priority senior security interest in the operative assets of the borrower and collateral assignment of rights and contracts, though we also may make mezzanine and equity investments where we believe the risk and reward, and level of security, warrants such an investment. As an asset based lender, we will seek to provide working capital lines to borrowers secured by accounts receivable, inventory, machinery and equipment, real estate and in some cases, intellectual property or brand values. These facilities will typically be comprised of a borrowing base formula and include revolving loans and term loans as part of their structures.

As a result of our asset-oriented lending philosophy, our investment adviser’s investment team focuses on the media and communications industry, where companies tend to have significant asset value relative to their earnings, and the investment team possesses significant experience in sourcing, underwriting, due diligence and restructuring. Full Circle Advisors’ investment team also invests in other areas of opportunity with similar attributes, such as the business services sector, in which companies often possess recurring monthly revenue streams. Our investment focus may shift over time, consistent with our overall lending and investment objectives, and desire for asset based collateral.

Targeted Industries

The Legacy Portfolio contains a number of investments in the media and communications and business services industries, as a result of the focus and prior investing experience of our investment adviser’s investment team in those sectors. We intend to leverage this prior investing experience to continue to target attractive investments in those industries. However, these industries will not be our only focus, and we expect to seek prospective investments in other industries and sectors. As a result, we expect that the relative portion of our portfolio invested in the media and communications and business services industries may decrease over time. In addition, we may from time to time invest a relatively significant percentage of our portfolio in industries we do not necessarily target, such as the finance/lending industry, represented by our investment in the Lotus Fund and one additional investment.

Asset Based Media and Communications Investments

Approximately 26% and 20% of the Legacy Portfolio consists of loans to and investments in companies involved in the communications industry (such as companies that perform residential security alarm monitoring or provide digital video satellite and broadband service to multiple dwelling units) and media industry (such as outdoor advertising and radio broadcasting companies), respectively. These industries will be a core area of our lending and investment focus. Our investment adviser’s investment team has extensive experience in the media and communication sectors. We believe that these sectors present significant investment opportunities that possess attractive loan attributes. These include, but are not limited to, long-term tangible and intangible assets, the ability to perfect our security interest in the collateral, relatively stable revenue and cash flow profile, the ability to foreclose on and transport the underlying collateral should we need to take control of it, and a broad market of participants to purchase or operate the business and assets in the event of foreclosure.

Consistent with the investments of the Legacy Portfolio, our media and communications investments generally will be secured by long-term tangible or intangible assets which include, but are not limited to, regulatory licenses, franchises or leasehold values, associated contractual revenue and cash flow streams and intellectual property, including copyrights and patents. Within these parameters, we intend to focus on smaller and lower middle-market media and communications investments.

Business Services

Approximately 29% of the Legacy Portfolio consists of loans to and investments in companies involved in the broader business services industry (such as companies that provide services related to data and information, information retrieval and asset recovery). These companies typically provide a range of services to customers and such services are generally characterized by their non-discretionary spending nature, contracts of varying length which provide recurring monthly revenues and contracts or services that can be sold or assigned to another provider upon liquidation or sale of a business.

Investment Selection

Our investment adviser’s investment team is responsible for all aspects of our investment process. The current members of the investment team are John Stuart, the sole initial member of the investment committee of Full Circle Advisors, and Steve Healey, who serves as a Vice President of Full Circle Advisors. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Mr. Stuart must approve of all investments in order for them to proceed. See “Portfolio Management.” The stages of our investment selection process are as follows:

Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former clients, portfolio companies and investors. Our investment adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to smaller private equity firms and sponsors, and through web presence and search tool optimizations. They also focus their deal generation and origination efforts on smaller and lower middle-market companies. Our investment adviser’s investment team has developed a reputation as a knowledgeable and reliable source of capital, providing value-added industry advice and financing assistance to borrowers’ businesses.

Screening

In screening potential investments, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure.

Portfolio Company Characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment adviser’s investment team’s decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest. Generally, our investment adviser seeks to utilize its access to information generated by its investment team to identify investment candidates and to structure investments quickly and effectively.

Established Companies.  We seek to invest in established companies with sound historical financial and operating performance. We typically focus on companies with an operating cash flow profile. We do not intend to invest in start-up companies or companies with highly speculative business plans.

Defensible and Sustainable Business or Asset Values.  We seek to invest in companies with proven products and/or services and strong regional or national operations and assets that cannot be easily replicated or substituted, and generally hold value through economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Ability to Exert Meaningful Influence or Control Over Our Investment.  We target investment opportunities in which we will be the lead or sole investor in our portion of the capital structure, and in which we can add value through active participation, often through advisory positions.

Exit Strategy.  We predominantly invest in companies which provide multiple alternatives for an eventual exit. We seek companies that we believe will provide a stable underlying asset value and a steady stream of cash flow that will allow for repayment from refinancing, asset or business sales and principal amortization. We believe that such asset coverage combined with internally generated cash flow, which primarily provides for the payment of interest on, and the repayment of the principal of, our investments in portfolio companies represents a key means by which we will be able to service our loans and eventually exit from our investments over time.

In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities due to strong asset values and unique or difficult to aggregate assets. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation Value of Assets.  The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. Our analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Experienced and Committed Management.  We generally require that portfolio companies have an experienced management team. We also generally require portfolio companies have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

In addition to the standards applied in evaluating investments in all industries, our main criteria in analyzing investments in media and communications companies include their site or market area quality, underlying leases, license or franchise terms, stability of revenue streams and asset values through economic cycles, market liquidity of their underlying assets, and our anticipated level of recovery upon foreclosure.

Due Diligence

Our investment adviser conducts diligence on prospective portfolio companies consistent with the approach its investment team adopted in their work with the Legacy Funds. We believe that the investment team has a reputation for conducting extensive due diligence investigations in their investment activities. In conducting due diligence, our investment adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers.

Our investment adviser’s due diligence typically includes:

•	review of historical and prospective financial information;
•	research relating to the company’s management, industry, markets, products and services and competitors;
•	on-site visits and verification of collateral;
•	interviews with management, employees, customers and vendors of the potential portfolio company;
•	review of senior loan documents;
•	asset and business value appraisals by third party advisors; and

•	background checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to our investment adviser’s investment team, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside third-party advisers, as appropriate. Any fees and expenses incurred by Full Circle Advisors in connection with due diligence investigations undertaken by third parties will be subject to reimbursement by Full Circle Capital, if not otherwise reimbursed by the prospective borrower, which reimbursements will be in addition to any management or incentive fees payable under our Investment Advisory Agreement to Full Circle Advisors. While the investment strategy involves a team approach, Full Circle Capital may not enter into a transaction without the prior approval of Mr. Stuart.

Ongoing Relationships with Portfolio Companies

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. Full Circle Service Company will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Monitoring

Our investment adviser will monitor our portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and
•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, our investment adviser also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

We use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Involves the least amount of risk in our portfolio, the portfolio company is performing above expectations, and the trends and risk profile are favorable (including a potential exit)
2	The portfolio company is performing above expectations and the risk profile is generally favorable
3	Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk profile is generally neutral; all new investments are initially assessed a grade of 3
4	The portfolio company is performing below expectations, requires procedures for closer monitoring, may be out of compliance with debt covenants, and the risk profile is generally unfavorable
5	The investment is performing well below expectations and is not anticipated to be repaid in full

Our investment adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. As of June 30, 2010, the weighted average investment rating on the fair market value of the Legacy Portfolio was 3.21, as adjusted for the Lotus Transaction. In connection with our valuation process, our investment adviser will review these investment ratings on a quarterly basis, and our Board of Directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) nationally recognized third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on our assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s actual and expected earnings, and discounted cash flow;

•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

We will compete for investments with other business development companies and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in smaller and lower mid-sized companies. As a result of these new entrants, competition for investment opportunities in smaller and lower mid-sized companies may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our investment adviser, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that certain of our competitors will make first and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities.”

Staffing

We do not currently have any employees. Mr. Stuart, our Chief Executive Officer and President, currently serves as the manager of our investment adviser, Full Circle Advisors. William E. Vastardis, our Chief Financial Officer, Treasurer and Secretary, is the President of Vastardis Fund Services LLC, and performs his function under the terms of an agreement between Full Circle Service Company and Vastardis Fund Services LLC. Salvatore Faia, our Chief Compliance Officer, is the President of Vigilant Compliance Services and performs his function under the terms of an agreement between Full Circle Service Company and Vigilant Compliance Services.

Our day-to-day investment operations will be managed by Full Circle Advisors. Full Circle Advisors’ investment team currently consists of the sole initial member of its investment committee, Mr. Stuart, and Mr. Healey, an experienced senior investment professional. Full Circle Advisors may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we will reimburse Full Circle Service Company for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573, and are provided by Full Circle Service Company in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2010 for each portfolio company included in the Legacy Portfolio, as adjusted for the Lotus Transaction. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than First Capital Lotus Asset-Based Loan Fund I, LP and West World Media, LLC, we will not “control” and will not be an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act, after completion of the Full Circle Portfolio Acquisition. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest(1)	Maturity	% of Class Held		Fair Value
Attention Transit Advertising Systems, LLC 1120 N. Anita Ave. Tucson, AZ 85705	Outdoor Advertising Services	Senior Secured Loan	13.50%	11/01/12	100%		$2,265,847
Blackstrap Broadcasting, LLC 670 Broadway, Rm 305 New York, NY 10012	Radio Broadcasting	Senior Secured Loan	5.25%	09/25/10	22%		2,676,000
		Subordinated Secured Loan	16.00%	09/25/12	100%		3,468,500
Bloomingdale Partners, LP 291 14th Street Brooklyn, NY 11215	Consumer Financing	Senior Secured Loan	9.10%	11/01/12	100%		1,532,068
BLSCO Newco, Inc.(4) 3709 South Highway 349 Midland, TX 79701	Oilfield Services	Senior Secured Loan	11.50%	08/31/11	25%		2,500,000
Equisearch Acquisition, Inc. 420 Lexington Ave., Suite 2045 New York, NY 10170	Asset Recovery Services	Senior Secured Loan	12.00%	01/31/11	100%		2,164,935
		Warrants for 5.99 shares (at a $0.01 strike price)		01/15/14	4%		146,345
		Warrants for 6.32 shares (at a $19,372 strike price)		01/15/14	4%		78,655
Exist, Inc.(4) 1650 NW 23rd Ave. Fort Lauderdale, FL 33311	Apparel	Senior Secured Loan	11.50%	12/31/10	23%		4,675,000
First Capital Lotus Asset-Based Loan Fund I, LP(4) c/o First Capital 3520 N.W. 58th Street Oklahoma City, OK 73112	Nondepository Credit Institutions	Private Investment Company			33	%(2)	6,000,000
Georgia Outdoor Advertising, LLC P.O. Box 6183 Athens, GA 30604	Outdoor Advertising Services	Senior Secured Loan	14.00%	07/01/12	100%		1,235,300
		Senior Secured Loan	14.50%	07/01/12	100%		541,158
Icon Groupe, LLC 1941 1st Avenue South Seattle, WA 98134	Outdoor Advertising Services	Senior Secured Loan	10.50%	07/01/12	100%		3,654,677
		Subordinated Secured Loan	14.50%	07/01/12	100%		711,699
Iron City Brewing, LLC 3340 Liberty Avenue Pittsburgh, PA 15201	Beverages	Senior Secured Loan	16.50%	08/31/11	31%		1,500,000
		Warrants for 148 Membership Units (at a $0.01 strike price)		08/10/13	3%		—
MDU Communications (USA) Inc. 60 Commerce Way, Unit D Totowa, NJ 07512	CableTV/Broadband Services	Senior Secured Loan – Tranche A	11.85%	06/30/11	100%		5,000,000
		Senior Secured Loan – Tranche C	9.75%	06/30/11	5%		250,000
		Senior Secured Loan – Tranche D	8.75%	06/30/11	30%		1,480,000
		Warrants for 375,000 shares (at a $0.60 strike price)		06/30/13	1%		620
		Warrants for 304,762 shares (at a $0.82 strike price)		09/11/11	1%		—
Miken Sales, Inc.(4) 539 S. Mission Rd. Los Angeles, CA 90033	Apparel	Senior Secured Loan	11.50%	10/31/10	25%		1,825,000
The Selling Source, LLC 325 E. Warm Springs Road, Suite 200 Las Vegas, NV 89119	Data and Information Services	Senior Secured Loan	12.00%	12/21/12	18%		7,137,911
VaultLogix, LLC 75 Sylvan St. Danvers, MA 01923	Information Retrieval Services	Senior Secured Loan	12.00%	09/04/11	36%		4,765,000
		Warrants for Variable % Ownership (at a $307.855 strike price)		09/04/13	variable		310,976

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest(1)	Maturity	% of Class Held		Fair Value
Verifier Capital LLC/Verifier Capital Limited 7280 W. Palmetto Park Rd., Suite 306 Boca Raton, FL 33433	Security Systems Services	Senior Secured Loan	12.00%	06/25/11	100%		1,500,000
West World Media, LLC 63 Copps Hill Road Ridgefield, CT 06877	Data and Information Services	Senior Secured Loan	15.00%	12/31/11	27%		6,175,592
		Limited Liability Company Interests			9	%(3)	430,500
Ygnition Networks, Inc. 565 Andover Park West, Suite 201 Seattle, WA 98188	CableTV/Broadband Services	Senior Secured Loan – Tranche A	12.25%	07/06/11	75%		3,706,875
		Senior Secured Loan – Tranche B	11.75%	07/06/11	50%		2,460,000
		Senior Secured Loan – Tranche C	11.75%	07/06/11	50%		2,460,000
		Senior Secured Loan – Tranche D	11.25%	07/06/11	100%		1,655,300
Total							$72,307,958

(1)	All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or PRIME, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of June 30, 2010.
(2)	Control Investment
(3)	Affiliated Investment
(4)	Assumes that the Lotus Transaction, resulting in the Legacy Funds redeeming $9 million of their partnership interests in the Lotus Fund in exchange for the purchase of loan participations in three investments, BLSCO Newco, Inc., Exist, Inc., and Miken Sales, Inc., took place on June 30, 2010.

Recent Developments

The Legacy Funds completed the Lotus Transaction immediately prior to the consummation of the Full Circle Portfolio Acquisition, resulting in (a) the redemption of $9 million of their collective partnership interests in the Lotus Fund in exchange for the purchase of loan participations in three investments, BLSCO Newco, Inc., Exist, Inc., and Miken Sales, Inc., and (b) rescheduling the full redemption of the remaining $6 million in Lotus Fund partnership interests to July 31, 2014.

On August 24, 2010, our Board of Directors determined that the fair value of Full Circle’s warrants in VaultLogix, LLC had decreased from $310,976 to $56,147 as a result of dilution in Full Circle’s indirect equity ownership percentage.

Portfolio Company Descriptions

Set forth below is a brief description of each portfolio company representing greater than 5% of the Legacy Portfolio as of June 30, 2010, as adjusted for the Lotus Transaction.

Blackstrap Broadcasting, LLC

Blackstrap Broadcasting, LLC engages in radio broadcasting activities through its ownership and operation of two AM radio stations in the New York, NY and Boston, MA markets. Blackstrap’s stations are operated on a brokered time model whereby blocks of broadcast time are sold under fixed price, multi-year contracts to independent programmers.

Exist, Inc.

Exist Inc. is an importer and embellisher of men’s, women’s and children’s apparel. Exist sells to a diversified customer base including wholesalers, distributors, manufacturers, and general retail and resort boutiques throughout North America.

First Capital Lotus Asset-Based Loan Fund I, LP

First Capital Lotus Asset-Based Loan Fund I, LP is a private investment company that provides debt capital to two special purpose lending entities. These lending entities primarily provide senior secured debt financing solutions, credit protection on accounts receivable or receivables management outsourcing solutions to a diversified portfolio of approximately 125 small to mid-sized commercial clients in North America.

Icon Groupe, LLC

Icon Groupe, LLC provides outdoor advertising services, primarily in the Pacific Northwest markets of Seattle, WA and Portland, OR. Icon’s outdoor advertising properties consist of billboards and wall signs.

MDU Communications (USA) Inc.

MDU Communications (USA) Inc. provides digital satellite television, high speed internet, voice over IP and other information and communication services, primarily to residents living in multi-dwelling unit (“MDU”) properties, such as rental apartments, condominiums and gated communities. MDU Communications derives revenue through the sale of subscription services to owners and residents of MDUs under long-term right of entry agreements.

The Selling Source LLC

The Selling Source LLC provides a wide range of technology and marketing solutions for the specialty finance sector. The company’s primary business is the acquisition of customer leads through a network of web publishers and the subsequent sale of those leads in real time to short term consumer lenders.

Vaultlogix, LLC

Vaultlogix, LLC provides a capacity-optimized online data back-up service for small and mid-sized businesses throughout the United States. Customers are acquired through initial one to three year contracts and are billed monthly.

Ygnition Networks, Inc.

Ygnition Networks, Inc. provides digital satellite television, high speed internet, voice over IP and other information and communication services, primarily to residents living in the United States MDU market. Ygnition derives revenue through the sale of subscription services to owners and residents of MDUs under long-term right of entry agreements.

West World Media, LLC

West World Media, LLC is an information services company that primarily collects data related to movie and event show times from exhibitors in more than 35 countries and sells and distributes such data to information publishers on a subscription basis.

Portfolio Composition

Set forth below is a list of the industries that comprised the Legacy Portfolio as of June 30, 2010, as adjusted for the Lotus Transaction, in each case calculated as a percentage of the total Legacy Portfolio investments as of such date.

Targeted Industries	Fair Value	% of Total Investments (at fair value)
Business Services	$21,209,914	29.33%
Communications	18,512,792	25.60%
Media	14,553,185	20.13%
Finance/Lending	7,532,067	10.42%
Other	10,500,000	14.52%
	$72,307,958	100.00%

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of four members, three of whom are not “interested persons” of Full Circle Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Director
John E. Stuart	44	Chief Executive Officer, President and Chairman of the Board of Directors	2010	2012
Independent Directors
Mark C. Biderman	64	Director	2010	2013
Edward H. Cohen	71	Director	2010	2011
Thomas A. Ortwein, Jr.	54	Director	2010	2013

The address for each of our directors is 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573.

Executive Officers Who Are Not Directors

Name	Age	Position
William E. Vastardis	54	Chief Financial Officer, Treasurer and Secretary
Salvatore Faia	47	Chief Compliance Officer

The address for each of our executive officers is 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Director

John E. Stuart co-founded Full Circle Funding, LP in 2005 and is a managing partner. Mr. Stuart is our Chief Executive Officer and President and is primarily responsible for overall investment strategies and portfolio management. In addition, Mr. Stuart is the manager of Full Circle Advisors and managing member of Full Circle Service Company. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was managing member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. Prior thereto he was Co-Founder and President of Titan Outdoor Holdings, a New York — based outdoor advertising company, between 1999 and 2002, and was a Director until its sale in 2005. Prior thereto, Mr. Stuart was a Managing Director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer & Co., Inc. where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996. Mr. Stuart’s depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of Full Circle Capital’s business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters. Education — A.B. Brown University, 1988.

Independent Directors

Mark C. Biderman serves as chairman of Full Circle Capital’s audit committee. He also currently serves as a director and chairman of the audit committee of Atlas Energy, Inc., an independent natural gas producer that also owns an interest in an energy services provider. Mr. Biderman served as Vice Chairman of National Financial Partners, Corp. (“NFP”), a financial services company focused on distributing financial products, from September 2008 through December 2008. From November 1999 until September 2008, Mr. Biderman served as NFP’s Executive Vice President and Chief Financial Officer. From May 1987 to October 1999, Mr. Biderman served as Managing Director and Head of the Financial Institutions Group at CIBC World Markets, an investment banking firm, and its predecessor, Oppenheimer & Co., Inc. Prior to investment banking, he was an equity research analyst covering the commercial banking industry. Mr. Biderman was on the “Institutional Investor” All American Research Team from 1973 to 1985 and was First Team Bank Analyst in 1974 and 1976. Mr. Biderman chaired the Due Diligence Committee at CIBC and served on the Commitment and Credit Committees. Mr. Biderman serves on the Board of Governors and as Treasurer of Hebrew Union College-Jewish Institute of Religion and on the Advisory Council of the Program in Judaic Studies of Princeton University. Mr. Biderman is a Chartered Financial Analyst and brings extensive financial expertise to the board of directors as well as to the audit committee. Education — B.S.E. Princeton University, 1967; M.B.A. Harvard Graduate School of Business Administration, 1969.

Edward H. Cohen serves as chairman of Full Circle Capital’s nominating and corporate governance committee. He has been Counsel to the international law firm of Katten Muchin Rosenman LLP since February 2002, and before that was a partner in the firm (with which he has been affiliated since 1963). Mr. Cohen is a director of Phillips-Van Heusen Corporation, a manufacturer and marketer of apparel and footwear, and Gilman Ciocia, Inc., a tax and financial planning firm. In the past five years, he has served as director for Franklin Electronic Publishers, Inc., an electronic publishing company, Merrimac Industries, Inc., a manufacturer of passive RF and microwave components for industry, government and science, and Levcor International, Inc., a manufacturer of buttons and other accoutrements. Mr. Cohen provides the Board with essential legal experience and judgment, which were developed during his over 40 years of practice. Education — B.A. University of Michigan, 1960; J.D. Harvard Law School, 1963.

Thomas A. Ortwein, Jr. founded Highbrace Partners in 2003. From 1997 to 2003 he was Managing Director and Head of Capital Markets for CIBC World Markets, where he was active in firm governance, and served on numerous boards and committees including the Management Committee, Corporate and Leveraged Finance Executive Board and the World Markets Executive Board; he also was Chairman of the Commitment and Due Diligence committees. Mr. Ortwein started the Capital Markets Group at Oppenheimer & Co., Inc. in 1991, which he managed until the Firm was acquired by CIBC in 1997. From 1984 to 1991 he managed various business units at Oppenheimer. Prior to that, he held various positions at Lehman Brothers and Merrill Lynch. Mr. Ortwein is currently an active member of the Greenwich Roundtable, a not-for-profit research and educational organization for alternative investing and best practices in the hedge fund industry. He also serves as President of the Board of Directors of the Greenwich Boys and Girls Club. Mr. Ortwein’s extensive familiarity with the financial industry, and the investment management process in particular, provide the board of directors with valuable insight. Education — B.A., Economics, Moravian College, 1977.

Executive Officers Who Are Not Directors

William E. Vastardis is our Chief Financial Officer, Treasurer and Secretary. Mr. Vastardis is a founder and President of Vastardis Fund Services LLC, which serves as Full Circle Capital’s sub-administrator. Founded in 2003, Vastardis Fund Services provides full-service fund administration services to hedge fund, private equity and business development company clients. Prior to founding Vastardis Fund Services, Mr. Vastardis managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of managing director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis Fund Services. Mr. Vastardis served as Chief Financial Officer of Prospect Capital Corporation, a business development company, from

May 2005 to November 2008. He also served as Prospect Capital’s Chief Compliance Officer from January 2005 until September 2008. Education — B.S., Business Administration, Villanova University, 1990.

Salvatore Faia is our Chief Compliance Officer. Since 2004, Mr. Faia has served as the President of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as President of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of mutual funds and investment advisers. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers’ Act attorney, he is a Certified Public Accountant, and holds various FINRA Securities Licenses. Mr. Faia is a member of the Investment Company Institute’s Chief Compliance Officer Committee. Education — B.S., Accounting and Finance, La Salle University, 1984; J.D. University of Pennsylvania, 1988.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Full Circle Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Full Circle Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Full Circle Capital’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Full Circle Capital and its stockholders at such times.

Presently, Mr. Stuart serves as the chairman of our Board of Directors. Mr. Stuart is an “interested person” of Full Circle Capital as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the manager and managing member of our investment adviser and administrator, respectively. We believe that Mr. Stuart’s history with the Legacy Funds, familiarity with Full Circle Capital’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Full Circle Capital is best served through this existing leadership structure, as Mr. Stuart’s relationship with Full Circle Capital’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Full Circle Capital’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Full Circle Capital’s accounting and financial reporting processes, Full Circle Capital’s systems of internal controls regarding finance and accounting, Full Circle Capital’s valuation process, and audits of Full Circle Capital’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Full Circle Capital and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Full Circle Capital and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Full Circle Capital’s needs.

Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee have been established by our Board of Directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Full Circle Capital, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Full Circle Capital’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Full Circle Capital’s annual financial statements and periodic filings and receiving Full Circle Capital’s audit reports and financial statements. The audit committee is currently composed of Messrs. Biderman, Cohen and Ortwein, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of Full Circle Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Biderman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Biderman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Biderman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Biderman, Cohen and Ortwein, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of Full Circle Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Cohen serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Full Circle Capital and its stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of Full Circle Capital;
•	are able to work with the other members of the Board of Directors and contribute to the success of Full Circle Capital;
•	can represent the long-term interests of Full Circle Capital’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Full Circle Capital and the interests of its shareholders.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

Our independent directors receive an annual fee of $20,000. They also receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting in person and $1,000 for each telephonic meeting, and also receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $2,500 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Full Circle Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Full Circle Capital. However, Mr. Stuart, through his financial interest in Full Circle Advisors, will be entitled to a portion of any investment advisory fees paid by Full Circle Capital to Full Circle Advisors under the Investment Advisory Agreement. Mr. Vastardis, our Chief Financial Officer, Treasurer and Secretary, through Vastardis Fund Services LLC, and Mr. Faia, our Chief Compliance Officer, through Vigilant Compliance Services, will be paid by Full Circle Service Company, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Full Circle Capital under the Administration Agreement. To the extent that Full Circle Service Company outsources any of its functions we will reimburse Full Circle Service Company for the fees associated with such functions without profit or benefit to Full Circle Service Company. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Investment Advisory Agreement.”

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Full Circle Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Full Circle Advisors, and its investment committee, which will initially be composed solely of John E. Stuart. For more information regarding the business experience of Mr. Stuart, see “Management — Board of Directors and Executive Officers — Interested Director.” Full Circle Advisors’ investment committee must approve each new investment that we make. Mr. Stuart is not employed by us, and receives no compensation from us in connection with his portfolio management activities. However, Mr. Stuart, through his financial interests in Full Circle Advisors, will be entitled to a portion of any investment advisory fees paid by Full Circle Capital to Full Circle Advisors.

Investment Personnel

Our investment adviser is led by John E. Stuart, our Chief Executive Officer and President and the manager of Full Circle Advisors. Mr. Stuart is assisted by Stephen J. Healey, who serves as a Vice President of Full Circle Advisors. We consider Mr. Stuart, who is the sole initial member of our investment committee, to be our portfolio manager.

The table below shows the dollar range of shares of our common stock to be beneficially owned by our portfolio manager.

Name of Portfolio Manager	Dollar Range of Equity Securities in Full Circle Capital
John Stuart	$100,000 – 500,000

The following information pertains to the other senior investment professional of Full Circle Advisors:

Stephen J. Healey is a Vice President of our investment adviser. Mr. Healey joined Full Circle Funding, LP in 2008 and is responsible for sourcing and structuring transactions across the firm’s areas of interest. From 2004 to 2008, Mr. Healey was a Director at CapitalSource, a diversified finance company, where he originated, structured, and closed a range of transactions for media and communications, as well as business service, companies. From 1996 to 2004, Mr. Healey was a Managing Director at Fleet Bank where he originated, structured, and monitored a number of transactions. Prior to joining Fleet, Mr. Healey worked for Banque Paribas in Los Angeles from 1993 to 1996 where he originated, structured, and monitored commercial transactions and gained exposure to the entertainment industry. Mr. Healey began his career in 1988 at Bank of Boston where he completed the Loan Officer Development Program and worked in Boston and London on commercial banking transactions. Education — A.B. Harvard University, 1985.

Compensation

None of the members of Full Circle Advisors’ investment team will receive any direct compensation from us in connection with the management of our portfolio. Mr. Stuart, through his financial interest in Full Circle Advisors, will be entitled to a portion of any profits earned by Full Circle Advisors, which includes any fees payable to Full Circle Advisors under the terms of our Investment Advisory Agreement, less expenses incurred by Full Circle Advisors in performing its services under our Investment Advisory Agreement. The compensation paid by Full Circle Advisors to its other investment personnel will include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

INVESTMENT ADVISORY AGREEMENT

Management Services

Full Circle Advisors serves as our investment adviser. Full Circle Advisors is an investment adviser that intends to register as an investment adviser under the Advisers Act prior to consummation of this offering. Subject to the overall supervision of our Board of Directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Full Circle Capital. Under the terms of our Investment Advisory Agreement, Full Circle Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Full Circle Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Full Circle Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. In addition, the our investment adviser has agreed to waive any portion of the base management fee that exceeds 1.50% of Full Circle Capital’s gross assets until the first anniversary of the date of this prospectus.

The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Full Circle Service Company, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay Full Circle Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Full Circle Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Full Circle Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the Full Circle Advisors

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2010 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2010 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Full Circle Capital.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*:

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
    (investment income – (management fee + other expenses)) = 0.6125%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Management fee(2) =0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
    (investment income – (management fee + other expenses)) = 2.0625%
Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”(4)
                    = 100% × (2.0625% – 1.75%)
                    = 0.3125%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
    (investment income – (management fee + other expenses)) = 2.3625%
Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)
Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%
                    = 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3625% – 2.1875%))
                    = 0.4375% + (20% × 0. 175%)
                    = 0.4375% + 0.035%
                    = 0.4725%

*	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7% annualized hurdle rate.
(2)	Represents 1.75% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the investment adviser with an incentive fee of 20% on all of Full Circle Capital’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)
•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $35 million
•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

(1)	As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.

•	Year 4: None
•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Full Circle Advisors. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;
•	transfer agent and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and
•	all other expenses incurred by either Full Circle Service Company or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Directors of Full Circle Capital on July 8, 2010. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Full Circle Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Full Circle Advisors’ services under the Investment Advisory Agreement or otherwise as an investment adviser of Full Circle Capital.

Organization of the Investment Adviser

Full Circle Advisors is a Delaware limited liability company. The principal executive offices of Full Circle Advisors are located at 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement will be included in our first annual report on Form 10-K filed subsequent to completion of this offering, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Full Circle Service Company, a Delaware limited liability company, serves as our administrator. The principal executive offices of Full Circle Service Company are located at 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573. Pursuant to an Administration Agreement, Full Circle Service Company furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Full Circle Service Company also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Full Circle Service Company assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Full Circle Service Company’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff. Under the Administration Agreement, Full Circle Service Company will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Full Circle Service Company will also provide administrative services to our investment adviser, Full Circle Advisors. As a result, Full Circle Advisors will also reimburse Full Circle Service Company for its allocable portion of Full Circle Service Company’s overhead, including rent, the fees and expenses associated with performing compliance functions for Full Circle Advisors, and its allocable portion of the compensation of any administrative support staff. To the extent Full Circle Advisors or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by Full Circle Service Company to such other investment vehicles will be charged to us.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Full Circle Service Company and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Full Circle Service Company’s services under the Administration Agreement or otherwise as administrator for Full Circle Capital.

Our Chief Financial Officer, William E. Vastardis, is the President of Vastardis Fund Services LLC. Full Circle Service Company has engaged Vastardis Fund Services to provide certain administrative services to us and our investment adviser, Full Circle Advisors, including the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary. In exchange for providing such services, Full Circle Service Company will pay Vastardis Fund Services an asset-based fee with a $200,000 annual minimum. This asset-based fee will vary depending upon our gross assets as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

Full Circle Advisors will be responsible for paying the allocable portion of the administrative fees charged by Vastardis Fund Services for administrative services provided to both Full Circle Capital and Full Circle Advisors reflecting the proportionate share of such administrative services that it receives.

In addition, we will reimburse Full Circle Service Company for the fees charged by Vastardis Fund Services for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary at an annual rate of $250,000. Vastardis Fund Services has agreed to cap its first year fees at $200,000 for administrative services to us and Full Circle Advisors, and at $100,000 for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary.

LICENSE AGREEMENT

We have entered into a license agreement with Full Circle Advisors pursuant to which Full Circle Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Full Circle.” Under this agreement, we have a right to use the Full Circle name for so long as the Investment Advisory Agreement with Full Circle Advisors is in effect. Other than with respect to this limited license, we will have no legal right to the “Full Circle” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Full Circle Advisors. Mr. Stuart, our Chief Executive Officer and President, is the manager of, and has financial and controlling interests in, Full Circle Advisors.

In addition, Full Circle Advisors’ investment team presently manages Full Circle Funding, LP, a specialty lender serving smaller and lower middle-market companies that has originated approximately $216 million in loans and investments in 42 distinct borrowers since its inception in 2005. Full Circle Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Full Circle Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Full Circle Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Full Circle Advisors’ allocation procedures.

We have entered into a license agreement with Full Circle Advisors, pursuant to which Full Circle Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Full Circle.”

We have entered into the Administration Agreement with Full Circle Service Company. Pursuant to the terms of the Administration Agreement, Full Circle Service Company provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Stuart, our Chief Executive Officer and President, is the managing member of, and has financial and controlling interests in, Full Circle Service Company.

Our Chief Financial Officer, Treasurer and Secretary, William E. Vastardis, is the President of Vastardis Fund Services LLC. Full Circle Service Company has engaged Vastardis Fund Services to provide certain administrative services to us and our investment adviser, Full Circle Advisors, including the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary. In exchange for providing such services, Full Circle Service Company will pay Vastardis Fund Services an asset-based fee with a $200,000 annual minimum. This asset-based fee will vary depending upon our gross assets as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

Full Circle Advisors will be responsible for paying the allocable portion of the administrative fees charged by Vastardis Fund Services for administrative services provided to both Full Circle Capital and Full Circle Advisors reflecting the proportionate share of such administrative services that it receives.

In addition, we will reimburse Full Circle Service Company for the fees charged by Vastardis Fund Services for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary at an annual rate of $250,000. Vastardis Fund Services has agreed to cap its first year fees at $200,000 for administrative services to us and Full Circle Advisors, and at $100,000 for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary.

In connection with our acquisition of the Legacy Portfolio, we will issue an aggregate of approximately 3,787,754 shares of our common stock and approximately $3.4 million of Distribution Notes to the Legacy Investors. In addition, the Asset Purchase Agreement provides for a subsequent payment to certain Legacy Investors 30 days after the pricing of this offering, or earlier if the over-allotment option granted to the underwriters is exercised in full. If the over-allotment option is exercised in full, these Legacy Investors will be entitled to receive, collectively, 103,662 shares plus a cash amount equal to the aggregate purchase price paid by the underwriters to acquire the number of shares underlying the over-allotment option that corresponds to the number of shares offered by such Legacy Investors (i.e., the public offering price less underwriting discounts and commissions) less offering-related expenses. This cash amount is estimated to be approximately $2.47 million, representing gross proceeds to Legacy Investors of approximately $2.70 million less underwriting discounts and commissions and offering-related expenses of approximately $0.23 million. If the over-allotment option is not exercised and expires, these Legacy Investors will receive approximately 403,662 additional shares of our common stock. If the over-allotment option is partially exercised, these Legacy Investors will receive a proportionate distribution of both cash and stock, depending upon the amount of the shares underlying the over-allotment option that were actually acquired by the underwriters. For more information on the number of Distribution Notes to be held by each of our officers and directors, as well as each Legacy Investor who will, directly or indirectly, own, control or hold with the power to vote, 5% or more of Full Circle Capital, see “Full Circle Portfolio Acquisition.” For information on the ownership of our shares, see “Control Persons and Principal Stockholders.”

The Lotus Fund is an affiliate of First Capital, our lender under the New Credit Facility. The Legacy Funds completed the Lotus Transaction immediately prior to the consummation of the Full Circle Portfolio Acquisition, resulting in (a) the redemption of $9 million of their collective partnership interests in the Lotus Fund in exchange for the purchase of loan participations in three investments, BLSCO Newco, Inc., Exist, Inc., and Miken Sales, Inc., and (b) rescheduling the full redemption of the remaining $6 million in Lotus Fund partnership interests to July 31, 2014.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of the Full Circle Portfolio Acquisition and this offering, Full Circle Capital Corporation will have 100 shares of common stock outstanding and one stockholder of record, Full Circle Advisors, LLC. At that time, Full Circle Capital Corporation will not have any other shares of common stock outstanding. The following table sets forth certain ownership information with respect to Full Circle Capital Corporation common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of Full Circle Capital Corporation common stock, and all officers and directors as a group.

		Full Circle Capital Corporation
		Immediately Prior to the Full Circle Portfolio Acquisition(1)		Immediately After the Full Circle Portfolio Acquisition and Prior to This Offering(2)		Immediately After This Offering(3)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage	Shares Owned	Percentage
Full Circle Advisors, LLC(4)	Direct	100	100.00%	100	*	100	*
Absolute Return Partners LLP	Direct	—	—	377,921	9.71%	377,921	6.10%
Aris Multi-Strategy Offshore Fund Ltd.	Direct	—	—	373,674	9.60%	373,674	6.04%
Highbrace Partners, LP(5)	Direct	—	—	349,594	8.98%	349,594	5.65%
Eden Rock Unleveraged Finance Master Limited	Direct	—	—	330,939	8.50%	330,939	5.35%
triple-i capital AG	Direct	—	—	327,110	8.41%	327,110	5.28%
Stillwater Matrix Segregated Portfolio	Direct	—	—	264,923	6.81%	264,923	4.28%
Eden Rock Finance Master Limited	Direct	—	—	195,647	5.03%	195,647	3.16%
All officers and directors as a group (6 persons)(6)	Direct and Indirect	100	100.00%	376,139	9.67%	376,139	6.08%

*	Represents less than 1%
(1)	Reflects shares outstanding prior to completion of the Full Circle Portfolio Acquisition and this offering.

(2)	Assumes the issuance of approximately 3,891,416 shares of common stock to the Legacy Investors in connection with the Full Circle Portfolio Acquisition, including 103,662 shares to be issued under the Subsequent Payment Obligation.
(3)	Assumes the issuance of 2,000,000 shares of common stock offered hereby and that the overallotment option is not exercised, resulting in the issuance of 403,662 additional shares to certain Legacy Investors.
(4)	Mr. Stuart may be deemed to beneficially own the shares held by Full Circle Advisors, LLC by virtue of his position as manager thereof.
(5)	Mr. Ortwein may be deemed to beneficially own the shares held by Highbrace Partners, LP by virtue of his position as the managing member of its general partner.
(6)	The address for all officers and directors is 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in Full Circle Capital(1)
Interested Director
John Stuart	Over $100,000
Independent Directors
Mark Biderman	None
Edward Cohen	None
Thomas Ortwein	Over $100,000(2)

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	Mr. Ortwein may be deemed to beneficially own all of the shares held by Highbrace Partners, LP by virtue of his position as the managing member of its general partner.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;
iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and Full Circle Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Salvatore Faia currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Full Circle Advisors. The Proxy Voting Policies and Procedures of Full Circle Advisors are set forth below. The guidelines will be reviewed periodically by Full Circle Advisors and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Full Circle Advisors.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our manager any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Full Circle Advisors, LLC, 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with any future offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Ave., Brooklyn, New York 11219 or by phone at (800) 937-5449.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor its transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Acquisition of Legacy Portfolio

The acquisition of the Legacy Portfolio is expected to be a taxable transfer of assets, and, as a result, we expect to take a tax basis in the assets acquired equal to the amount paid for them.

However, if such acquisition should turn out to be partly taxable and partly tax-deferred, we would hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. In general, to the extent that such built-in gain is attributable to partners of Full Circle Partners, LP as of the date of the contribution that are C corporations for tax purposes, or to Full Circle Fund, Ltd., we would be required to pay a corporate-level tax on the net amount of any such built-in gains that we recognize during the ten-year period beginning on the effective date of our election to be treated as a RIC. Alternatively, Full Circle Partners, LP could make special a election to cause the C-corporation partners to recognize an allocable portion of net built-in gain as of the date of the contribution and Full Circle Fund, Ltd. could make such an election to recognize its built-in gains as of such date. It is not anticipated that Full Circle Partners, LP or Full Circle Fund, Ltd. would make this election at this time. The payment of any such corporate-level tax on built-in gains will be a company expense that would be borne by all shareholders (not just any former C-corporation partners and shareholders of Full Circle Partners, LP and Full Circle Fund, Ltd., respectively) and would reduce the amount available for distribution to shareholders. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2011 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2011 and properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum rate on long-term capital gains for non-corporate taxpayers is scheduled to return to 20% for tax years beginning after December 31, 2010. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for taxable years prior to December 31, 2009, U.S. source withholding taxes were not imposed on dividends paid by RICs to the extent the dividends were designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2010. Although both the U.S. Senate and House of Representatives have passed a version of a bill that would extend this exception to taxable years ending prior to January 1, 2011, no assurance can be given as to whether this extension of the exemption will ultimately be enacted or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States,) or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly designated by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2011 would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Full Circle Capital Corporation consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. We have applied to list our common stock on the NASDAQ Capital Market under the ticker symbol “FULL.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. We intend to use a fiscal year-end of June 30. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of August 30, 2010:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	100

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Debt

Secured Revolving Credit Facility

In June 2010, Full Circle Capital received a written commitment to enter into the New Credit Facility, a secured revolving credit facility with First Capital, which will become effective immediately prior to the Full Circle Portfolio Acquisition. The facility size will be $35 million and will expire in January 2012. Under the agreement, base rate borrowings bear interest at LIBOR plus 5.50%. The New Credit Facility will be secured by the assets from the Legacy Portfolio. Under the New Credit Facility we will likely be required to satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and minimum asset coverage and interest coverage ratios. In addition, we will likely be required to comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations.

Distribution Notes

The Distribution Notes consist of $3.4 million in senior unsecured notes, which will bear interest at a rate of 8% per annum, payable quarterly in cash, and will mature 3.5 years from the date of issuance. The Distribution Notes are callable by us at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest. In electing to exercise our call right with respect to the Distribution Notes, our Board of Directors will consider all of the relevant factors, including alternative uses of available capital and whether any Distribution Notes have recently been transferred or sold at prices below par value, and will be required to determine that such a call is in the best interests of Full Circle Capital and our stockholders. The Distribution Notes subject Full Circle Capital to customary covenants, including, among other things, a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Distribution Notes on substantially identical terms. The agreement under which the Distribution Notes will be issued will contain customary events of default.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2011, 2012, and 2013, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2011, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a business development company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon the issuance of shares of our common stock to the Legacy Investors in connection with the Full Circle Portfolio Acquisition, we will have approximately 3,787,754 shares of common stock outstanding. All of these shares of our common stock will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. Any shares issued in satisfaction of the Subsequent Payment Obligation will be subject to similar restrictions.

Upon consummation of this offering and satisfaction of the Subsequent Payment Obligation, the Legacy Investors will hold approximately 4,191,416 shares, or approximately 68% of our total outstanding shares, assuming no exercise of the over-allotment option granted to the underwriters in connection with this offering.

In addition, the Legacy Investors, as well as each of our officers and directors, including Mr. Stuart, has agreed that they will not, without the prior written consent of Ladenburg Thalmann & Co. Inc., dispose of or hedge shares of our common stock or securities convertible or exchangeable for shares of our common stock for a period of 180 days from the date of this offering with respect to 50% of shares of common stock they hold immediately prior to this offering, for a period of 270 days from the date of this offering with respect to 25% of shares of common stock they hold immediately prior to this offering and for a period of 360 days from the date of this offering with respect to 25% of shares of common stock they hold immediately prior to this offering. Any shares issued in satisfaction of the Subsequent Payment Obligation will be subject to similar lock-up restrictions.

In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or
•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.

UNDERWRITING

Ladenburg Thalmann & Co. Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Shares
Ladenburg Thalmann & Co. Inc.	1,560,000
Maxim Group LLC	230,000
Boenning and Scattergood Inc.	210,000
Total	2,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the overallotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $0.3375 per share. The underwriting discount of $0.675 per share is equal to 7.5% of the initial offering price. If all of the shares are not sold at the initial offering price, the representative may change the public offering price and other selling terms. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an additional 300,000 shares at the public offering price less the underwriting discount. Certain Legacy Investors will be entitled to the net proceeds, after underwriting discounts and commissions and offering-related expenses, we may receive from any exercise of the overallotment option, to satisfy the Subsequent Payment Obligation in accordance with the Asset Purchase Agreement relating to the Full Circle Portfolio Acquisition. This amount is estimated to be approximately $2.47 million, representing gross proceeds to Legacy Investors of approximately $2.70 million less underwriting discounts and commissions and offering-related expenses of approximately $0.23 million, if the overallotment option is exercised in full. See “Full Circle Portfolio Acquisition.” The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

Each of the Legacy Investors and each of our directors and officers has agreed that they will not, without the prior written consent of Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge shares or securities convertible into or exchangeable for shares for a period of 180 days from the date of this offering with respect to 50% of shares of common stock they hold immediately prior to this offering, for a period of 270 days from the date of this offering with respect to 25% of shares of common stock they hold immediately prior to this offering and for a period of 360 days from the date of this offering with respect to 25% of shares of common stock they hold immediately prior to this offering (each, a “Lock-up Period”), provided, however, that Full Circle Capital may issue and sell shares pursuant to our dividend reinvestment plan. Any shares issued in satisfaction of the Subsequent Payment Obligation will be subject to similar lock-up restrictions. Full Circle Capital has also agreed that it will not, without the prior written consent of Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge shares or securities convertible into or exchangeable for shares for a period of 180 days from the date of this Prospectus. Ladenburg Thalmann & Co. Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

A Lock-up Period in the preceding paragraph will be extended if (i) during the last 17 days of the Lock-up Period we issue an earnings release or material news or a material event relating to Full Circle Capital occurs or (ii) prior to the expiration of the Lock-up Period, we announce that we will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

Our shares will be listed on the NASDAQ Capital Market under the symbol “FULL,” subject to notice of issuance.

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. We paid Ladenburg Thalmann & Co. Inc. $35,000 as a retainer for out-of-pocket expenses incurred by it in connection with this offering, the full amount of which will be deducted from the underwriting discounts to be paid to the underwriters. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the underwriting discount, will not exceed 10% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per Common Share	$0.675	$0.675
Total	$1,350,000	$1,552,500

Full Circle Capital and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, may purchase and sell shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann & Co. Inc. repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Capital Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering, excluding the underwriting discounts, will be approximately $850,000.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representative will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of Full Circle Capital’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and advisory services for us, our investment adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

The principal business address of Ladenburg Thalmann & Co. Inc. is 520 Madison, 9th Floor, New York, New York 10022.

SAFEKEEPING, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our cash is held in safekeeping by JPMorgan Chase & Co. located at 270 Park Ave., New York, New York 10017. FCC, LLC d/b/a First Capital located at 3520 N.W. 58th Street, Oklahoma City, Oklahoma 73112 serves as trustee and custodian with respect to our assets held as security for our loan agreement. American Stock Transfer and Trust Company, LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Ave., Brooklyn, New York 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Full Circle Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Full Circle Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Full Circle Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Rothstein, Kass & Company, P.C., our independent registered public accounting firm located at 4 Becker Farm Road, Roseland, NJ 07068, has audited the special purpose schedule of investments to be acquired by Full Circle Capital as of December 31, 2009, as set forth in their reports. We have included the special purpose schedule of investments to be acquired by Full Circle Capital in this prospectus and elsewhere in the registration statement in reliance on such reports, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Full Circle Capital Corporation, 800 Westchester Ave., Suite S-620, Rye Brook, New York 10573, by telephone at (914) 220-6300, or on our website at http://www.fccapital.com.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Full Circle Fund, Ltd., the Partners of
Full Circle Partners, LP and Full Circle Capital Corporation

We have audited the accompanying special purpose schedule of investments to be acquired by Full Circle Capital Corporation as of December 31, 2009. This special purpose schedule of investments to be acquired by Full Circle Capital Corporation is the responsibility of the management of Full Circle Fund, Ltd. and Subsidiaries and Full Circle Partners, LP. (the “Selling Funds”). Our responsibility is to express an opinion on this special purpose schedule of investments to be acquired by Full Circle Capital Corporation based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose schedule of investments to be acquired by Full Circle Capital Corporation is free of material misstatement. The Selling Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Selling Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the special purpose schedule of investments to be acquired by Full Circle Capital Corporation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the special purpose schedule of investments to be acquired by Full Circle Capital Corporation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying special purpose schedule was prepared using the basis of presentation described in Note 1 and is not intended to be a complete presentation of the Selling Funds’ investments.

In our opinion, the special purpose schedule of investments to be acquired by Full Circle Capital Corporation referred to above presents fairly, in all material respects, the investments to be acquired by Full Circle Capital Corporation as of December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Roseland, New Jersey
May 25, 2010

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP
Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation

December 31, 2009

Description(1)	Industry	Interest Rate(2)	Maturity/ Expiration Date	Par Amount/ Quantity	Cost	Fair Value	% of Fair Value
Attention Transit Advertising Systems, LLC	Outdoor Advertising Services
Senior Secured Loan		13.50%	11/01/12	$2,406,340	$2,392,411	$2,284,820	3.1%
Blackstrap Broadcasting, LLC	Radio Broadcasting
Senior Secured Loan		5.75%	09/25/10	$3,000,000	3,000,000	2,643,000	3.5%
Subordinated Secured Loan		16.00%	09/25/12	$3,500,000	3,473,867	3,500,000	4.7%
Totals					6,473,867	6,143,000	8.2%
Bloomingdale Partners, LP	Consumer Financing
Senior Secured Loan		9.10%	11/01/12	$1,906,059	1,906,059	1,906,059	2.5%
Equisearch Acquisition, Inc	Asset Recovery Services
Senior Secured Loan		12.00%	01/31/11	$2,311,587	2,310,155	2,311,587	3.1%
Warrants for 5.99 shares (at a $0.01 strike price)			01/15/14	6	—	237,079	0.3%
Warrants for 6.32 shares (at a $19,372 strike price)			01/15/14	6	—	127,421	0.2%
Totals					2,310,155	2,676,087	3.6%
First Capital Lotus Asset-Based Loan Fund I, LP(3)	Nondepository Credit Institutions
Private Investment Company					15,000,000	15,000,000	20.1%
Georgia Outdoor Advertising, LLC	Outdoor Advertising Services
Senior Secured Loan		11.75%	07/01/12	$1,268,117	1,254,430	1,193,298	1.6%
Senior Secured Loan		14.50%	07/01/12	$442,000	432,647	441,117	0.6%
Totals					1,687,077	1,634,415	2.2%
Icon Groupe, LLC	Outdoor Advertising Services
Senior Secured Loan		10.50%	07/01/12	$4,034,419	4,020,745	3,903,301	5.2%
Subordinated Secured Loan		14.50%	07/01/12	$728,909	728,909	680,801	0.9%
Totals					4,749,654	4,584,102	6.1%
Iron City Brewing, LLC	Beverages
Senior Secured Loan		13.50%	08/31/11	$1,500,000	1,500,000	1,500,000	2.0%
Warrants for 148 Membership Units (at a $0.01 strike price)(4)			08/10/13	148	—	—	0.0%
Totals					1,500,000	1,500,000	2.0%
MDU Communications (USA) Inc	CableTV/Broadband Services
Senior Secured Loan – Tranche A		11.85%	06/30/11	$5,000,000	4,997,255	5,000,000	6.7%
Senior Secured Loan – Tranche C		9.75%	06/30/11	$250,000	250,000	250,000	0.3%
Senior Secured Loan – Tranche D		8.75%	06/30/11	$1,480,000	1,480,000	1,480,000	2.0%
Warrants for 375,000 shares (at a $0.60 strike price)			06/30/13	375,000	—	4,000	0.0%
Warrants for 304,762 shares (at a $0.82 strike price)			09/11/11	304,762	—	37	0.0%
Totals					6,727,255	6,734,037	9.0%
The Selling Source, LLC	Information and Data Services
Senior Secured Loan		12.00%	12/21/12	$7,337,911	7,272,456	7,411,290	9.9%
VaultLogix, LLC	Information Retrieval Services
Senior Secured Loan		12.00%	09/04/11	$5,000,000	4,979,167	4,925,000	6.6%
Warrants for Variable % Ownership (at a $307.855 strike price)			09/04/13	3,439	—	440,147	0.6%
Totals					4,979,167	5,365,147	7.2%
Verifier Capital LLC/Verifier Capital Limited(5)	Security Systems Services
Senior Secured Loan		12.00%	06/25/11	$1,500,000	1,500,000	1,494,750	2.0%
West World Media, LLC(6)(7)	Information and Data Services
Senior Secured Loan		15.00%	08/24/10	$6,513,574	6,504,426	6,337,708	8.5%
Limited Liability Company Interests					82,628	421,500	0.5%
Totals					6,587,054	6,759,208	9.0%
Ygnition Networks, Inc.	CableTV/Broadband Services
Senior Secured Loan – Tranche A		12.25%	07/06/11	$3,750,000	3,721,513	3,697,500	4.9%
Senior Secured Loan – Tranche B		11.75%	07/06/11	$2,500,000	2,500,000	2,448,750	3.3%
Senior Secured Loan – Tranche C		11.75%	07/06/11	$2,500,000	2,500,000	2,448,750	3.3%
Senior Secured Loan – Tranche D		11.25%	07/06/11	$2,765,181	2,765,181	2,690,521	3.6%
Warrants for 644,474 shares (at a $1.15 strike price)			02/27/12	644,474	—	—	0.0%
Totals					11,486,694	11,285,521	15.1%
Total Investments					$74,571,849	$74,778,436	100.0%

See accompanying notes to special purpose schedule of investments to be acquired by
Full Circle Capital Corporation

(1)	Our investments are acquired in private transactions exempt from registration under the Securities Act of 1933, therefore are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or PRIME, and which reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2009.
(3)	Effective March 10, 2009, the General Partner of First Capital Lotus Asset-Based Loan Fund I, LP suspended the right of any limited partner to redeem its partnership interest
(4)	Full Circle Fund, Ltd’s warrants in Iron City Brewing, LLC are held through its wholly-owned subsidiary Full Circle ICB, Inc.
(5)	Joint borrowers under the loan facility, one entity domiciled in UK while other is domiciled in United States.
(6)	Full Circle Fund, Ltd’s investments in West World Media, LLC are held through its wholly-owned subsidiary Full Circle West, Inc.
(7)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Selling Funds, as defined in the Investment Company Act of 1940, which are not “Control Investments.” The Selling Funds are deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.

See accompanying notes to special purpose schedule of investments to be acquired by
Full Circle Capital Corporation

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (continued)

December 31, 2009

Industry Classification	Fair Value	% of Total Investments (at Fair Value) as of December 31, 2009
CableTV/Broadband Services	$18,019,558	24.1%
Nondepository Credit Institutions	15,000,000	20.1%
Information and Data Services	14,170,498	18.9%
Outdoor Advertising Services	8,503,337	11.4%
Radio Broadcasting	6,143,000	8.2%
Information Retrieval Services	5,365,147	7.2%
Asset Recovery Services	2,676,087	3.6%
Consumer Financing	1,906,059	2.5%
Beverages	1,500,000	2.0%
Security Systems Services	1,494,750	2.0%
	$74,778,436	100.0%

Investment Classification
Senior Secured Loan	$54,367,451	72.7%
Private Investment Company	15,000,000	20.1%
Subordinated Secured Loan	4,180,801	5.6%
Warrants	808,684	1.1%
Limited Liability Company Interests	421,500	0.5%
	$74,778,436	100.0%

See accompanying notes to special purpose schedule of investments to be acquired by
Full Circle Capital Corporation

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation

December 31, 2009

1.  Background

Full Circle Capital Corporation (“Full Circle Capital”) was formed in April 2010 to act as an externally-managed non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended. Full Circle Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Full Circle Capital will be managed by Full Circle Advisors, LLC.

Full Circle Capital intends to invest primarily in asset-based senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries, with a specific focus on the media and business services industries and focusing primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against the loan to help mitigate the risk of loss, and (ii) cash flow to cover debt service.

Immediately prior to the pricing of its initial public offering, Full Circle Capital intends to acquire certain loans and other investment assets of related funds, Full Circle Partners, LP and Full Circle Fund, Ltd. (the “Selling Funds”) identified on the accompanying special purpose schedule of investments to be acquired by Full Circle Capital.

There can be no assurance that the initial public offering will be consummated or that the schedule of investments to be acquired by Full Circle Capital is a complete depiction of the loans and other investment assets which will ultimately be acquired.

2.  Summary of significant accounting policies

Basis of Presentation

The accompanying special purpose schedule of investments to be acquired by Full Circle Capital is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

This accompanying special purpose schedule of investments to be acquired by Full Circle Capital was approved by the management of Full Circle Partners, LP and Full Circle Fund, Ltd. (“Management”) and was issued on May 25, 2010. Subsequent events have been evaluated through this date.

Valuation of Investments in Securities at Fair Value — Definition and Hierarchy

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, Management uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of Management. Unobservable inputs reflect Management’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation

December 31, 2009

2.  Summary of significant accounting policies  – (continued)

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had aready market for the securities existed. Accordingly, the degree of judgment exercised by Management in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Management’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Management uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Senior and Subordinated Secured Loans

The accompanying special purpose schedule of investments to be acquired by Full Circle Capital Corporation consists primarily of private debt instruments (“Level 3 debt”), with the intent to hold them until maturity given that there is no natural market for such securities. Management considers its Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, Management considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, Management will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, 3rd party valuation agents and other data as may be acquired and analyzed by Management.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation

December 31, 2009

2.  Summary of significant accounting policies  – (continued)

Investment in Private Company

Management determines the fair value of its investment in private company by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including third party valuation agents. This nonpublic investment is included in Level 3 of the fair value hierarchy.

Investment in Private Investment Company

As permitted under GAAP, investment in private investment company is valued, as a practical expedient, utilizing the net asset valuation provided by the underlying private investment company, without adjustment, when the net asset valuation of the investment is calculated (or adjusted by Management if necessary) in a manner consistent with GAAP for investment companies. If it is probable that Management will sell the investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, Management considers other factors in addition to the net asset valuation, such as features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Investment in private investment company is included in Level 3 of the fair value hierarchy. In determining the level, Management considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restrictions on the disposition of the investment. Management also considers the nature of the portfolio of the underlying private investment company and its ability to liquidate its underlying investments.

Warrants

Management will ascribe value to warrants based upon fair value holdings that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

Use of Estimates

The preparation of the special purpose schedule of investments to be acquired by Full Circle Capital in conformity with GAAP requires Management to make estimates and assumptions that affect the amounts disclosed in the special purpose schedule of investments to be acquired by Full Circle Capital. Actual results could differ from those estimates.

3.  Fair value measurements

The investments recorded at fair value have been categorized based upon a fair value hierarchy as described in the significant accounting policies in Note 2.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation

December 31, 2009

3.  Fair value measurements  – (continued)

The following table presents information about the investments measured at fair value as of December 31, 2009:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2009
Investments (at fair value)
Senior secured loans	$—	$—	$54,367,451	$54,367,451
Subordinated secured loans	—	—	4,180,801	4,180,801
Investment in private company	—	—	421,500	421,500
Investment in private investment company	—	—	15,000,000	15,000,000
Investment in securities (warrants)	—	—	808,684	808,684
	$—	$—	$74,778,436	$74,778,436

4.  Senior and subordinated secured loans

Senior and subordinated secured loans are collateralized by tangible and intangible assets of the borrowers. These investments include loans to entities that have some level of challenge in obtaining financing from other, more conventional institutions, such as a bank. Interest rates on these loans are either fixed or floating, and are based on current market conditions and credit ratings of the borrower. The interest rates on the loans range from 5.75% to 16% at December 31, 2009. The maturity dates on the loans outstanding at December 31, 2009 range between August 2010 and December 2012. There was approximately $4,454,000 in unfunded discretionary loan commitments (i.e. at the lender’s discretion) as of December 31, 2009. Management evaluates the collectability of the loans on an ongoing basis based upon various factors including, but not limited to, the credit history of the borrower, its financial status and its available collateral. Certain borrowers are required to remit interest payments in advance.

5.  Investment in private company, at fair value

In connection with the loan to West World Media, LLC, the Selling Funds received a 9.29559% adjustable sharing percentage in West World Media, LLC, as defined in its limited liability agreement. Management adjusts the fair value of the investment in West World Media, LLC based upon West World’s performance. Management valued the investment in West World Media, LLC at $421,500 as of December 31, 2009.

6.  Investment in private investment company, at fair value

Investment in private investment company consists of an investment in First Capital Lotus Asset-Based Loan Fund I, LP (the “Partnership”), a Cayman Islands exempted limited partnership which invests in a diversified pool of senior secured small business loans backed by accounts receivable and other business collaterals. The Partnership makes a minimum monthly distribution (the “Priority Distribution”) based on a non-compounded annual yield of 11.5% (0.9583% monthly) of its invested capital prior to payment to the Adviser of any management fee and subject to available cash flow. As of December 31, 2009, the total investment in the Partnership was $15,000,000. According to the offering memorandum of the Partnership, the limited partners may redeem all or a portion of their interests upon prior written notice to the Partnership as of the last business day of the quarter ending after the quarter in which the request for redemption is made. To the extent a redemption date would occur on or before the end of the 18th month following the date that the relevant interests were purchased, the limited partner will be required to pay a redemption fee equal to 2% of the redemption price. The Partnership has suspended future redemptions by any limited partners.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation

December 31, 2009

7.  Credit risk

Management has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Management may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

8.  Recent accounting pronouncements

On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the ASU is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time Management is evaluating the implications of the amendment to ASC 820 and the impact to the special purpose schedule of investments to be acquired by Full Circle Capital.

ASC 860, “Transfers and Servicing,” removes the concept of a qualifying special-purpose entity (“QSPE”) and removes the exception from applying to variable interest entities that are QSPEs. This statement also clarifies the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. This statement is effective for fiscal years beginning after November 15, 2009.

9.  Derivative contracts

In the normal course of business, Management may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.

Warrants

The warrants provide exposure and potential gains upon equity appreciation of the borrower company’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As time to the expiration date of a warrant approaches, the time value of a warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an “in the money” warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation

December 31, 2009

9.  Derivative contracts  – (continued)

Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. Management considers the effects of counterparty risk when determining the fair value of its investments in warrants.

Volume of Derivative Activities

At December 31, 2009, the notional amounts and number of warrants, categorized by primary underlying risk, are as follows:

	Long Exposure
Primary Underlying Risk	Notional Amounts	Number of Warrants
Equity price
Warrants(a)	$1,679,149	1,327,835

(a)	Notional amounts presented for warrants are based on the fair value of the underlying shares as if the warrants were exercised at December 31, 2009.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (Unaudited)
June 30, 2010

Description(1)	Industry	Interest Rate(2)	Maturity/ Expiration Date	Par Amount/ Quantity	Cost	Fair Value	% of Fair Value
Attention Transit Advertising Systems, LLC	Outdoor Advertising Services
Senior Secured Loan		13.50%	11/01/12	$2,343,171	$2,332,162	$2,265,847	3.13%
Blackstrap Broadcasting, LLC	Radio Broadcasting
Senior Secured Loan		5.25%	09/25/10	$3,000,000	3,000,000	2,676,000	3.70%
Subordinated Secured Loan		16.00%	09/25/12	$3,500,000	3,478,767	3,468,500	4.80%
Totals					6,478,767	6,144,500	8.50%
Bloomingdale Partners, LP	Consumer Financing
Senior Secured Loan		9.10%	11/01/12	$1,604,259	1,604,259	1,532,068	2.12%
Equisearch Acquisition, Inc	Asset Recovery Services
Senior Secured Loan		12.00%	01/31/11	$2,164,935	2,164,935	2,164,935	3.00%
Warrants for 5.99 shares (at a $0.01 strike price)			01/15/14	6	—	146,345	0.20%
Warrants for 6.32 shares (at a $19,372 strike price)			01/15/14	6	—	78,655	0.11%
Totals					2,164,935	2,389,935	3.31%
First Capital Lotus Asset-Based Loan Fund I, LP(3)	Nondepository Credit Institutions
Private Investment Company					15,000,000	15,000,000	20.74%
Georgia Outdoor Advertising, LLC	Outdoor Advertising Services
Senior Secured Loan		14.00%	07/01/12	$1,301,001	1,290,222	1,235,300	1.71%
Senior Secured Loan		14.50%	07/01/12	$564,883	555,620	541,158	0.75%
Totals					1,845,842	1,776,458	2.46%
Icon Groupe, LLC	Outdoor Advertising Services
Senior Secured Loan,*		10.50%	07/01/12	$3,883,823	3,872,919	3,654,677	5.06%
Subordinated Secured Loan		14.50%	07/01/12	$783,378	783,378	711,699	0.98%
Totals					4,656,297	4,366,376	6.04%
Iron City Brewing, LLC	Beverages
Senior Secured Loan		16.50%	08/31/11	$1,500,000	1,500,000	1,500,000	2.07%
Warrants for 148 Membership Units (at a $0.01 strike price)(4)			08/10/13	148	—	—	0.00%
Totals					1,500,000	1,500,000	2.07%
MDU Communications (USA) Inc	CableTV/Broadband Services
Senior Secured Loan – Tranche A		11.85%	06/30/11	$5,000,000	5,000,000	5,000,000	6.91%
Senior Secured Loan – Tranche C		9.75%	06/30/11	$250,000	250,000	250,000	0.35%
Senior Secured Loan – Tranche D		8.75%	06/30/11	$1,480,000	1,480,000	1,480,000	2.05%
Warrants for 375,000 shares (at a $0.60 strike price)			06/30/13	375,000	—	620	0.00%
Warrants for 304,762 shares (at a $0.82 strike price)			09/11/11	304,762	—	—	0.00%
Totals					6,730,620	6,730,620	9.31%
The Selling Source, LLC	Information and Data Services
Senior Secured Loan		12.00%	12/21/12	$7,137,911	7,083,365	7,137,911	9.87%
VaultLogix, LLC	Information Retrieval Services
Senior Secured Loan		12.00%	09/04/11	$5,000,000	4,985,417	4,765,000	6.59%
Warrants for Variable % Ownership (at a $307.855 strike price)			09/04/13	3,439	—	310,976	0.43%
Totals					4,985,417	5,075,976	7.02%
Verifier Capital LLC/Verifier Capital Limited(5)	Security Systems Services
Senior Secured Loan		12.00%	06/25/11	$1,500,000	1,500,000	1,500,000	2.07%
West World Media, LLC(6)(7)	Information and Data Services
Senior Secured Loan,*		15.00%	12/31/11	$6,587,298	6,585,991	6,175,592	8.54%
Limited Liability Company Interests					20,657	430,500	0.60%
Totals					6,606,648	6,606,092	9.14%
Ygnition Networks, Inc.	CableTV/Broadband Services
Senior Secured Loan – Tranche A		12.25%	07/06/11	$3,750,000	3,731,250	3,706,875	5.13%
Senior Secured Loan – Tranche B		11.75%	07/06/11	$2,500,000	2,500,000	2,460,000	3.40%
Senior Secured Loan – Tranche C		11.75%	07/06/11	$2,500,000	2,500,000	2,460,000	3.40%
Senior Secured Loan – Tranche D		11.25%	07/06/11	$1,689,944	1,689,944	1,655,300	2.29%
Totals					10,421,194	10,282,175	14.22%
Total Investments					$72,909,506	$72,307,958	100.00%

(1)	Our investments are acquired in private transactions exempt from registration under the Securities Act of 1933, therefore are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.

See accompanying notes to special purpose schedule of investments to be acquired by
Full Circle Capital Corporation

(2)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or PRIME, and which is reset daily, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of June 30, 2010.
(3)	Effective March 10, 2009, the General Partner of First Capital Lotus Asset-Based Loan Fund I, LP suspended the right of any limited partner to redeem its partnership interest
(4)	Full Circle Fund, Ltd’s warrants in Iron City Brewing, LLC are held through its wholly-owned subsidiary Full Circle ICB, Inc.
(5)	Joint borrowers under the loan facility, one entity domiciled in UK while other is domiciled in United States.
(6)	Full Circle Fund, Ltd’s investments in West World Media, LLC are held through its wholly-owned subsidiary Full Circle West, Inc.
(7)	Denotes an Affiliate Investment. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Selling Funds, as defined in the Investment Company Act of 1940, which are not “Control Investments.” The Selling Funds are deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company.
*	Investment contains a partial PIK feature.

See accompanying notes to special purpose schedule of investments to be acquired by
Full Circle Capital Corporation

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (continued)
(Unaudited)
June 30, 2010

Industry Classification	Fair Value	% of Total Investments (at fair value) as of June 30, 2010
CableTV/Broadband Services	$17,012,795	23.53%
Nondepository Credit Institutions	15,000,000	20.74%
Information and Data Services	13,744,003	19.01%
Outdoor Advertising Services	8,408,681	11.63%
Radio Broadcasting	6,144,500	8.50%
Information Retrieval Services	5,075,976	7.02%
Asset Recovery Services	2,389,935	3.31%
Consumer Financing	1,532,068	2.12%
Beverages	1,500,000	2.07%
Security Systems Services	1,500,000	2.07%
	$72,307,958	100.00%

Investment Classification
Senior Secured Loans	$52,160,663	72.14%
Private Investment Company	15,000,000	20.74%
Subordinated Secured Loans	4,180,199	5.78%
Warrants	536,596	0.74%
Limited Liability Company Interests	430,500	0.60%
	$72,307,958	100.00%

See accompanying notes to special purpose schedule of investments to be acquired by
Full Circle Capital Corporation

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (Unaudited)

June 30, 2010

1.  Background

Full Circle Capital Corporation (“Full Circle Capital”) was formed in April 2010 to act as an externally-managed non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended. Full Circle Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Full Circle Capital will be managed by Full Circle Advisors, LLC.

Full Circle Capital intends to invest primarily in asset-based senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries, with a specific focus on the media and business services industries and focusing primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against the loan to help mitigate the risk of loss, and (ii) cash flow to cover debt service.

Immediately prior to the pricing of its initial public offering, Full Circle Capital intends to acquire certain loans and other investment assets of related funds, Full Circle Partners, LP and Full Circle Fund, Ltd. (the “Legacy Funds”), identified on the accompanying Special Purpose Schedule of Investments to be acquired by Full Circle Capital.

There can be no assurance that the initial public offering will be consummated or that the schedule of investments to be acquired by Full Circle Capital is a complete depiction of the loans and other investment assets, which will ultimately be acquired.

2.  Summary of significant accounting policies

Basis of Presentation

The accompanying Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Valuation of Investments in Securities at Fair Value — Definition and Hierarchy

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, Management uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of Management. Unobservable inputs reflect Management’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (Unaudited)

June 30, 2010

2.  Summary of significant accounting policies  – (continued)

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had aready market for the securities existed. Accordingly, the degree of judgment exercised by Management in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Senior and Subordinated Secured Loans

The accompanying Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation consists primarily of private debt instruments (“Level 3 debt”). The Company considers its Level 3 debt to be performing loans if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company’s Board of Directors considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Company’s Board of Directors will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, 3rd party valuation agents and other data as may be acquired and analyzed by Management and the Company’s Board of Directors.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (Unaudited)

June 30, 2010

2.  Summary of significant accounting policies  – (continued)

Investment in Private Company

The Company’s Board of Directors determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including third party valuation agents. This nonpublic investment is included in Level 3 of the fair value hierarchy.

Investment in Private Investment Company

As permitted under GAAP, investments in private investment companies are valued, as a practical expedient, utilizing the net asset valuation provided by the underlying private investment companies, without adjustment, when the net asset valuation of the investment is calculated (or adjusted by Management if necessary) in a manner consistent with GAAP for investment companies. If it is probable that the Company will sell the investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, the Company’s Board of Directors considers other factors in addition to the net asset valuation, such as features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Investment in private investment company is included in Level 3 of the fair value hierarchy. In determining the level, the Company’s Board of Directors considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restrictions on the disposition of the investment. The Company’s Board of Directors also considers the nature of the portfolio of the underlying private investment company and its ability to liquidate its underlying investments.

Warrants

The Company’s Board of Directors will ascribe value to warrants based on fair value holdings that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

Use of Estimates

The preparation of the Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation in conformity with GAAP requires the Company to make estimates and assumptions that affect the amounts disclosed in the Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation. Actual results could differ from those estimates.

3.  Fair value measurements

The investments recorded at fair value have been categorized based upon a fair value hierarchy as described in the significant accounting policies in Note 2.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (Unaudited)

June 30, 2010

3.  Fair value measurements  – (continued)

The following table presents information about the investments measured at fair value as of June 30, 2010:

	Identical Investments (Level 1)	Inputs (Level 2)	Inputs (Level 3)	June 30, 2010
Investments (at fair value)
Senior secured loans	$—	$—	$52,160,663	$52,160,663
Subordinated secured loans	—	—	4,180,199	4,180,199
Investment in private company	—	—	430,500	430,500
Investment in private investment company	—	—	15,000,000	15,000,000
Investment in securities (warrants)	—	—	536,596	536,596
	$—	$—	$72,307,958	$72,307,958

4.  Senior and subordinated secured loans

Senior and subordinated secured loans are collateralized by tangible and intangible assets of the borrowers. These investments include loans to entities that have some level of challenge in obtaining financing from other, more conventional institutions, such as a bank. Interest rates on these loans are either fixed or floating, and are based on current market conditions and credit ratings of the borrower. The interest rates on the loans range from 5.25% to 16% at June 30, 2010. The maturity dates on the loans outstanding at June 30, 2010 range between August 2010 and December 2012. There was approximately $3,441,000 in unfunded discretionary loan commitments (i.e. at the lender’s discretion) as of June 30, 2010. The Company evaluates the collectability of the loans on an ongoing basis based upon various factors including, but not limited to, the credit history of the borrower, its financial status and its available collateral. Certain borrowers are required to remit interest payments in advance.

5.  Investment in private company, at fair value

In connection with the loan to West World Media, LLC, the Legacy Funds received a 9.29559% adjustable sharing percentage in West World Media, LLC, as defined in its limited liability agreement. The Company adjusts the fair value of the investment in West World Media, LLC based upon West World’s performance. The Company’s Board of Directors valued the investment in West World Media, LLC at $430,500 as of June 30, 2010.

6.  Investment in private investment company, at fair value

Investment in private investment company consists of an investment in First Capital Lotus Asset-Based Loan Fund I, LP (the “Partnership”), a Cayman Islands exempted limited partnership which invests in a diversified pool of senior secured small business loans backed by accounts receivable and other business collaterals. The Partnership makes a minimum monthly distribution (the “Priority Distribution”) based on a non-compounded annual yield of 11.5% (0.9583% monthly) of its invested capital prior to payment to the Adviser of any management fee and subject to available cash flow. As of June 30, 2010, the total investment in the Partnership was $15,000,000. According to the offering memorandum of the Partnership, the limited partners may redeem all or a portion of their interests upon prior written notice to the Partnership as of the last business day of the quarter ending after the quarter in which the request for redemption is made. The Partnership suspended future redemptions by any limited partners in March 2009.

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (Unaudited)

June 30, 2010

7.  Credit risk

Management has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Management may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

8.  Recent accounting pronouncements

On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the ASU is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time Management is evaluating the implications of the amendment to ASC 820 and the impact to the Special Purpose Schedule of Investments to be Acquired by Full Circle Capital Corporation.

ASC 860, “Transfers and Servicing,” removes the concept of a qualifying special-purpose entity (“QSPE”) and removes the exception from applying to variable interest entities that are QSPEs. This statement also clarifies the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. This statement is effective for fiscal years beginning after November 15, 2009.

9.  Derivative contracts

In the normal course of business, Management may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.

Warrants

The warrants provide exposure and potential gains upon equity appreciation of the borrower company’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As time to the expiration date of a warrant approaches, the time value of a warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an “in the money” warrant will decline. Further, if the price of the stock underlying the warrant does not exceed

FULL CIRCLE FUND, LTD AND SUBSIDIARIES
FULL CIRCLE PARTNERS, LP

Notes to Special Purpose Schedule of Investments to Be Acquired by Full Circle Capital Corporation (Unaudited)

June 30, 2010

9.  Derivative contracts  – (continued)

the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost.

Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. The Company’s Board of Directors considers the effects of counterparty risk when determining the fair value of its investments in warrants.

Volume of Derivative Activities

At June 30, 2010, the notional amounts and number of warrants, categorized by primary underlying risk, are as follows:

	Long exposure
Primary underlying risk	Notional Amounts	Number of warrants
Equity price
Warrants(a)	$1,220,427	$1,327,835

(a)	Notional amounts presented for warrants are based on the fair value of the underlying shares as if the warrants were exercised at June 30, 2010.

2,000,000 Shares

Full Circle Capital Corporation

Common Stock

PROSPECTUS

August 31, 2010

Ladenburg Thalmann & Co. Inc.
Sole Bookrunning Manager

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